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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 333-33978)                                                     [X]

         Pre-Effective Amendment No.                                         [ ]
                                      ---

         Post-Effective Amendment No.  7                                     [X]
                                      ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940 (No. 811-9885)                                              [X]

         Amendment No.  8                                                    [X]
                       ---

                        (Check appropriate box or boxes.)

JANUS ADVISER SERIES
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code: 303-333-3863
                                                --------------------------------

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: December 31, 2002

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

         [ ] on (date) pursuant to paragraph (b) of Rule 485

         [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

         [X] 75 days after filing pursuant to paragraph (a)(2) of Rule 485 on December 31, 2002

         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                                         December 31, 2002


                                         Janus Adviser Growth Fund
                                         Janus Adviser Aggressive Growth Fund
                                         Janus Adviser Capital Appreciation Fund
                                         Janus Adviser Core Equity Fund
                                         Janus Adviser Balanced Fund
                                         Janus Adviser Growth and Income Fund
                                         Janus Adviser Strategic Value Fund

                                         Janus Adviser International Fund

                                         Janus Adviser Worldwide Fund

                                         Janus Adviser International Value Fund


                                         (formerly Janus Adviser Global Value
                                         Fund)


                                         Janus Adviser Risk Managed Large Cap
                                         Growth Fund


                                         Janus Adviser Risk Managed Large Cap
                                         Core Fund


                                         Janus Adviser Mid Cap Value Fund

                                         Janus Adviser Flexible Income Fund
                                         Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS I SHARES
                                 CLASS C SHARES

                                   Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]


                         This Prospectus describes fifteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund and is responsible for the day-to-day portfolio management of Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund, Flexible Income Fund and Money Market Fund. Risk Managed Large Cap Growth Fund and Risk Managed Large Cap Core Fund (together, the "Risk Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell & Company ("Perkins"). Each Fund in this Prospectus currently offers two classes of shares, Class I Shares and Class C Shares (together, the "Shares"). The initial class of shares, Class I Shares, formerly had no class designation. Class I Shares and Class C Shares are available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Funds.......................................    2
                   Flexible Income Fund...............................   21
                   Money Market Fund..................................   25
                   Fees and expenses..................................   28
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                AND RISKS
                   Equity Funds.......................................   35
                   Flexible Income Fund...............................   44
                   General portfolio policies of the Funds other than
                   Money Market Fund..................................   46
                   Risks for Equity Funds.............................   51
                   Risks for Flexible Income Fund.....................   52
                   Risks common to all Non-Money Market Funds.........   53
                   Money Market Fund..................................   56
                MANAGEMENT OF THE FUNDS
                   Investment adviser.................................   61
                   Management expenses................................   61
                   Subadvisers........................................   63
                   Janus Portfolio Managers...........................   65
                   INTECH Portfolio Managers..........................   69
                   Perkins Portfolio Managers.........................   70
                OTHER INFORMATION.....................................   71
                DISTRIBUTIONS AND TAXES
                   Distributions......................................   74
                   Funds other than Money Market Fund.................   74
                   Money Market Fund..................................   75
                   Taxes..............................................   76
                SHAREHOLDER'S GUIDE
                   Pricing of fund shares.............................   78
                   Choosing a share class.............................   79
                   Purchases..........................................   79
                   Exchanges..........................................   81
                   Redemptions........................................   83
                   Excessive trading..................................   84
                   Shareholder communications.........................   85
                FINANCIAL HIGHLIGHTS..................................   86
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities.........................   99
                   Futures, options and other derivatives.............  103
                   Other investments, strategies and/or techniques....  104
                EXPLANATION OF RATING CATEGORIES......................  107


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Equity Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Fund and Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------
               DOMESTIC EQUITY FUNDS


               JANUS MANAGED FUNDS


               - GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND, CORE
                 EQUITY FUND AND STRATEGIC VALUE FUND seek long-term growth of capital.

               - BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

               - GROWTH AND INCOME FUND seeks long-term capital growth and current income.


               RISK MANAGED FUNDS - SUBADVISED BY INTECH



               - RISK MANAGED LARGE CAP GROWTH FUND AND RISK MANAGED LARGE
                 CAP CORE FUND seek long-term growth of capital.



               MID CAP VALUE FUND - SUBADVISED BY PERKINS



               - MID CAP VALUE FUND seeks capital appreciation.


 2 Janus Adviser Series

               GLOBAL/INTERNATIONAL EQUITY FUNDS


               JANUS MANAGED FUNDS



               - INTERNATIONAL FUND AND INTERNATIONAL VALUE FUND seek
                 long-term growth of capital.


               - WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


               The Funds' objectives and principal investment policies are non-fundamental policies, which means the Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.


               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Core Equity Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund).



               JANUS MANAGED FUNDS

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Fund's investment policies. If a portfolio manager is unable to find

                                                          Risk/return summary  3
               investments with earnings growth potential, a significant portion of a Fund's assets may be in cash or similar investments.

               GROWTH FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               AGGRESSIVE GROWTH FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               CAPITAL APPRECIATION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging companies.

               CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.

               BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

               GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               STRATEGIC VALUE FUND invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in

 4 Janus Adviser Series
               companies the portfolio manager believes are undervalued relative to their intrinsic worth.

               INTERNATIONAL FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


               INTERNATIONAL VALUE FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries excluding the United States. The Fund invests in issuers with the potential for long term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.



               RISK MANAGED FUNDS - SUBADVISED BY INTECH


               RISK MANAGED LARGE CAP GROWTH FUND AND RISK MANAGED LARGE CAP CORE FUND pursue their objectives by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within their respective benchmark indices. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in each Fund's holdings. The primary aim of the


                                                          Risk/return summary  5
               strategies is to outperform their benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the index. The Risk Managed Funds' subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               RISK MANAGED LARGE CAP GROWTH FUND invests, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk techniques.


               RISK MANAGED LARGE CAP CORE FUND invests, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential.




               MID CAP VALUE FUND - SUBADVISED BY PERKINS


               MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-


 6 Janus Adviser Series
               month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.



               Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Fund's portfolio manager generally looks for companies with:



               - A low price relative to their assets, earnings, cash flow or business franchise



               - Products and services that give them a competitive advantage



               - Quality balance sheets and strong management.





               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Equity Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.




               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of STRATEGIC VALUE FUND, INTERNATIONAL VALUE FUND AND MID CAP VALUE FUND, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.


                                                          Risk/return summary  7

               The income component of BALANCED FUND'S AND GROWTH AND INCOME FUND'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


               INTERNATIONAL FUND, WORLDWIDE FUND AND INTERNATIONAL VALUE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.



               AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND, STRATEGIC VALUE FUND AND INTERNATIONAL VALUE FUND intend to operate as nondiversified funds. This means they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.



               For the RISK MANAGED FUNDS, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor.



               MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.


 8 Janus Adviser Series

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Equity Funds by showing how each Equity Fund's performance has varied over time. Class I Shares of the Funds (except Janus Adviser Strategic Value Fund and Janus Adviser International Value Fund) commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the "Predecessor Funds") into the Funds of Janus Adviser Series. (Janus Adviser Strategic Value Fund and Janus Adviser International Value Fund do not have Predecessor Funds. Class I Shares of Janus Adviser Strategic Value Fund and Janus Adviser International Value Fund commenced operations on August 1, 2000 and May 1, 2001, respectively.) The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The Funds' Class C Shares commenced operations on September 30, 2002. The performance shown on the following pages for Class C Shares reflects the historical performance of Class I Shares prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.


                                                          Risk/return summary  9

               GROWTH FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                       2.31%   29.47%  17.64%  21.74%  34.99%  44.12%  (13.10%)   (23.23%)
                                        1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1998 27.58%    Worst Quarter:  3rd-2001 (22.82%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (27.55%).


                                     Average annual total return for periods ended 12/31/01
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                 1 year      5 years         (9/13/93)
                Growth Fund - Class I
                  Return Before Taxes             (23.23%)    9.05%           11.78%
                  Return After Taxes on
                    Distributions                 (23.23%)    8.54%           10.86%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                (14.15%)    7.71%            9.72%
                Growth Fund - Class C(3)          (24.36%)    8.67%           11.01%
                S&P 500 Index(4)                  (11.88%)   10.70%           13.70%
                  (reflects no deduction for
                    expenses or taxes)
                                                ----------------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

 10 Janus Adviser Series

               AGGRESSIVE GROWTH FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                       16.03%  26.92%  7.19%   11.91%  33.58%  124.34% (32.99%)   (39.02%)
                                        1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1999 59.17%    Worst Quarter:  4th-2000 (32.53%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (29.30%).


                                       Average annual total return for periods ended 12/31/01
                                       ------------------------------------------------------
                                                                            Since Inception
                                                                          of Predecessor Fund
                                                     1 year     5 years        (9/13/93)
                Aggressive Growth Fund - Class I
                  Return Before Taxes                 (39.02%)   6.48%          11.81%
                  Return After Taxes on
                    Distributions                     (39.02%)   5.53%          11.02%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(2)                         (23.76%)   5.53%          10.11%
                Aggressive Growth Fund - Class C(3)   (40.10%)   5.71%          11.11%
                S&P MidCap 400 Index(4)                (0.62%)  16.11%          15.59%
                  (reflects no deduction for
                    expenses or taxes)
                                                    ------------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P MidCap 400 Index is an unmanaged group of 400
                   domestic stocks chosen for their market size, liquidity and industry group representation.

                                                         Risk/return summary  11

               CAPITAL APPRECIATION FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                                      57.37%  66.16%  (16.34%)   (21.83%)
                                                       1998    1999    2000       2001

                 Best Quarter:  4th-1999 41.57%    Worst Quarter:  1st-2001 (17.38%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (16.38%).


                                    Average annual total return for periods ended 12/31/01
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                           1 year           (5/1/97)
                Capital Appreciation Fund - Class I
                  Return Before Taxes                       (21.83%)         17.91%
                  Return After Taxes on Distributions       (21.91%)         17.78%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                  (13.29%)         15.02%
                Capital Appreciation Fund - Class C(3)      (22.99%)         17.23%
                S&P 500 Index(4)                            (11.88%)          9.51%
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

 12 Janus Adviser Series

               CORE EQUITY FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                                      45.55%  40.94%  (8.31%)   (13.03%)
                                                       1998    1999    2000       2001

                 Best Quarter:  4th-1998 28.28%    Worst Quarter:  3rd-2001 (14.06%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (21.30%).


                                    Average annual total return for periods ended 12/31/01
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                           1 year           (5/1/97)
                Core Equity Fund - Class I
                  Return Before Taxes                       (13.03%)         18.34%
                  Return After Taxes on Distributions       (13.03%)         16.40%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                   (7.93%)         15.12%
                Core Equity Fund - Class C(3)               (14.26%)         17.46%
                S&P 500 Index(4)                            (11.88%)          9.51%
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  13

               BALANCED FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                       0.84%   24.50%  15.39%  20.99%  33.59%  26.13%  (2.17%)    (4.84%)
                                        1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1998 20.12%    Worst Quarter:  3rd-2001 (5.63%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (8.36%).


                                     Average annual total return for periods ended 12/31/01
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                    1 year    5 years        (9/13/93)
                Balanced Fund - Class I
                  Return Before Taxes                (4.84%)  13.67%          13.73%
                  Return After Taxes on
                    Distributions                    (5.64%)  12.12%          12.47%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(2)                        (2.95%)  10.73%          11.14%
                Balanced Fund - Class C(3)           (6.22%)  12.86%          13.15%
                S&P 500 Index(4)                    (11.88%)  10.70%          13.70%
                  (reflects no deduction for
                    expenses or taxes)
                Lehman Brothers Gov't/Credit
                  Index(5)                            8.50%    7.37%           6.53%
                  (reflects no deduction for
                    expenses or taxes)
                                                   -------------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.
               (5) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

 14 Janus Adviser Series

               GROWTH AND INCOME FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                                            73.20%  (15.40%)   (12.82%)
                                                             1999    2000       2001

                 Best Quarter:  4th-1999 38.24%    Worst Quarter:  3rd-2001 (12.11%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (23.08%).


                                    Average annual total return for periods ended 12/31/01
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                           1 year           (5/1/98)
                Growth and Income Fund - Class I
                  Return Before Taxes                       (12.82%)         12.20%
                  Return After Taxes on Distributions       (12.93%)         11.91%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                   (7.81%)          9.90%
                Growth and Income Fund - Class C(3)         (13.86%)         11.61%
                S&P 500 Index(4)                            (11.88%)          2.20%
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  15

               STRATEGIC VALUE FUND - CLASS I(1)

                 Annual return for period ended 12/31
                                                                                 (14.66%)
                                                                                   2001

                 Best Quarter:  4th-2001 14.17%    Worst Quarter:  3rd-2001 (19.96%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (26.49%).


                                    Average annual total return for periods ended 12/31/01
                                    ------------------------------------------------------
                                                                           Since Inception
                                                               1 year         (8/1/00)
                Strategic Value Fund - Class I
                  Return Before Taxes                           (14.66%)      (11.73%)
                  Return After Taxes on Distributions           (14.66%)      (11.73%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                       (8.93%)       (9.32%)
                Strategic Value Fund - Class C(3)               (15.93%)      (12.95%)
                S&P 500 Index(4)                                (11.88%)      (12.05%)
                  (reflects no deduction for expenses or
                    taxes)
                                                             ---------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

 16 Janus Adviser Series

               INTERNATIONAL FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                       22.92%  32.76%  16.15%  16.86%  81.32%  (13.04%)   (22.78%)
                                        1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1999 58.25%    Worst Quarter:  3rd-2001 (19.13%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (28.24%).


                                     Average annual total return for periods ended 12/31/01
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (5/2/94)
                International Fund - Class I
                  Return Before Taxes               (22.78%)  10.32%          13.36%
                  Return After Taxes on
                    Distributions                   (22.90%)  10.10%          12.93%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                  (13.88%)   8.68%          11.29%
                International Fund - Class C(3)     (23.91%)  10.06%          13.43%
                Morgan Stanley Capital
                  International EAFE(R) Index(4)    (21.44%)   0.89%           2.76%
                  (reflects no deduction for
                    expenses or taxes)
                                                  --------------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                         Risk/return summary  17

               WORLDWIDE FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        1.20%   26.82%  28.15%  20.96%  28.25%  63.66%  (14.65%)   (21.07%)
                                         1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1999 42.05%    Worst Quarter:  3rd-2001 (19.50%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was (28.34%).


                                     Average annual total return for periods ended 12/31/01
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (9/13/93)
                Worldwide Fund - Class I
                  Return Before Taxes               (21.07%)  11.12%          15.54%
                  Return After Taxes on
                    Distributions                   (21.12%)  10.53%          14.92%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                  (12.83%)   9.29%          13.30%
                Worldwide Fund - Class C(3)         (22.21%)  10.51%          14.85%
                Morgan Stanley Capital
                  International World Index(4)      (16.82%)   5.37%           7.91%
                  (reflects no deduction for
                    expenses or taxes)
                                                  --------------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 18 Janus Adviser Series

               INTERNATIONAL VALUE FUND (FORMERLY, GLOBAL VALUE FUND)


               Since International Value Fund commenced operations on May 1, 2001, the bar chart and average annual total return table are not included for this Fund. For the period from commencement of operations until December 31, 2001, International Value Fund's Class I Shares' year-to-date return before taxes was 4.52%, return after taxes on distributions was 4.47% and return after taxes on distributions and sale of Fund shares was 2.75%. International Value Fund's Class C Shares' return (before taxes) for the period from May 1, 2001 to December 31, 2001, calculated based on Class I Shares' historical performance prior to September 30, 2002, and restated to reflect Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations), was 2.86%.(1) The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002 was (19.16%). Effective December 31, 2002, the Fund changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International EAFE(R) Index. This change was made in connection with the Fund's name change from Global Value Fund to International Value Fund and corresponding changes in investment policies. Because the Morgan Stanley Capital International EAFE(R) Index is a better indicator of international products, the benchmark change should provide a more accurate measure to evaluate the performance of the Fund after these investment policy changes. The return for Morgan Stanley Capital International World Index(2), a broad-based securities market index, for the period from May 1, 2001, to December 31, 2001, was (11.21%). The return for Morgan Stanley Capital International EAFE(R) Index(3), a broad-based securities market index, for the
               period from May 1, 2001, to December 31, 2001, was       %. These
               returns reflect no deduction for expenses or taxes.


               (1) Calculated assuming sales loads (including contingent
                   deferred sales charge).

               (2) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

               (3) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.


                                                         Risk/return summary  19

Since Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund did not commence operations until December 31, 2002, performance information is not included for these Funds. The performance of these Funds will be compared to the following benchmarks:



               - Risk Managed Large Cap Growth Fund - Russell 1000 Growth Index



               - Risk Managed Large Cap Core Fund - S&P 500 Index





               - Mid Cap Value Fund - Russell Midcap Value Index


After-tax returns are calculated using distributions for the Funds' Class I Shares for the period August 1, 2000 to December 31, 2001; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

After-tax returns are only shown for Class I Shares of the Funds. After-tax returns for Class C Shares will vary from those shown for Class I Shares due to Class C Shares' sales charges and different expenses. If Class C Shares of the Funds had been available prior to September 30, 2002, distributions may have been different and thus, after-tax returns may have been different from those shown for Class I Shares.

The Equity Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.



 20 Janus Adviser Series

FLEXIBLE INCOME FUND

               Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME FUND?

--------------------------------------------------------------------------------
               FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME FUND?

               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.


               Flexible Income Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its


                                                         Risk/return summary  21
               assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME FUND?

               Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

               The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Fund.


               The Fund may invest up to 35% of its net assets in high-yield/ high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be more sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in Flexible Income Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the

 22 Janus Adviser Series

               "Predecessor Fund") into the Janus Adviser Series Fund. The returns for the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The Fund's Class C Shares commenced operations on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index.

                                                         Risk/return summary  23

               FLEXIBLE INCOME FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                       (1.25%) 23.47%  8.62%   10.77%  8.58%   0.90%   6.10%       7.20%
                                        1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  2nd-1995 6.61%    Worst Quarter:  2nd-1999 (1.38%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2002, was 8.39%.


                                      Average annual total return for periods ended 12/31/01
                                      ------------------------------------------------------
                                                                           Since Inception
                                                                         of Predecessor Fund
                                                     1 year    5 years        (9/13/93)
                Flexible Income Fund - Class I
                  Return Before Taxes                 7.20%     6.66%           7.59%
                  Return After Taxes on
                    Distributions                     4.99%     4.41%           5.29%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares                            4.36%     4.24%           4.99%
                Flexible Income Fund - Class C(2)     5.53%     5.82%           6.79%
                Lehman Brothers Gov't/Credit
                  Index(3)                            8.50%     7.37%           6.53%
                  (reflects no deduction for
                    expenses or taxes)
                                                    ------------------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (3) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

After-tax returns are calculated using distributions for the Fund's Class I Shares for the period August 1, 2000 to December 31, 2001; actual distributions for the Predecessor Fund for the period May 1, 1997 to July 31, 2000; and actual distributions for Institutional Shares of Janus Aspen Flexible Income Portfolio for periods prior to May 1, 1997. If Class I Shares of the Fund had been available

 24 Janus Adviser Series
during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for Class C Shares will vary from those shown for Class I Shares due to Class C Shares' sales charges and different expenses. If Class C Shares of the Fund had been available prior to September 30, 2002, distributions may have been different and thus, after-tax returns may have been different from those shown for Class I Shares.

Flexible Income Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

MONEY MARKET FUND

               Money Market Fund is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET FUND?

--------------------------------------------------------------------------------

               MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET FUND?

               Money Market Fund will invest only in high-quality, short-term money market instruments that present minimal credit risks, as

                                                         Risk/return summary  25
               determined by Janus Capital. The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET FUND?

               The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

               The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the "Predecessor Fund") into the Janus Adviser Series Fund. The returns for the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The Fund's Class C Shares commenced operations

 26 Janus Adviser Series
               on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated.

               MONEY MARKET FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                            4.24%   4.02%   4.85%   4.45%   5.75%      3.33%
                                             1996    1997    1998    1999    2000      2001

                 Best Quarter:  4th - 2000 1.50%    Worst Quarter:  4th - 2001 0.41%

               The seven-day yield for the Fund's Class I Shares on December 31, 2001 was 1.30%. The seven-day yield, including all applicable sales charges for Class C Shares of the Fund, calculated as of December 31, 2001, would have been 1.55%. The yield for Class C Shares of Money Market Fund is based on Money Market Fund's Class I Shares' yield, adjusted for Class C Shares' expenses. Class C Shares of Money Market Fund were not available until September 30, 2002.

               (1) Class C Shares would generally have lower performance because of their higher expenses.

               For Money Market Fund's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

               Money Market Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  27

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Funds' Class I Shares are no-load investments, so you will generally not pay any shareholder fees when you buy or sell the Funds' Class I Shares.

               This table describes the shareholder fees that you may pay if you buy and hold Shares of the Funds.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class I   Class C
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)(2)..........................  None      1.00%(3)
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption
  proceeds).................................................  None      1.00%(4)
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions...................................  None      None
Redemption fees.............................................  None      None
Exchange fees...............................................  None      None

--------------------------------------------------------------------------------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
 (2) Not applicable to Class C Shares of Money Market Fund.
 (3) Sales charges are waived for certain investors.
 (4) A contingent deferred sales charge of 1% applies on Class C Shares redeemed within 18 months of purchase.
--------------------------------------------------------------------------------

 28 Janus Adviser Series

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

CLASS I SHARES


               This table describes the annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. It is based on gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended July 31, 2002.


                                                         Risk/return summary  29

                                               Distribution              Total Annual Fund              Total Annual Fund
                                  Management     (12b-1)       Other     Operating Expenses    Total    Operating Expenses
                                     Fee         Fees(1)      Expenses   Without Waivers(2)   Waivers    With Waivers(2)
  Growth Fund - Class I             0.65%         0.25%        0.31%            1.21%          0.04%          1.17%
  Aggressive Growth Fund - Class
   I                                0.65%         0.25%        0.30%            1.20%          0.04%          1.16%
  Capital Appreciation
   Fund - Class I                   0.65%         0.25%        0.28%            1.18%            N/A          1.18%
  Core Equity Fund - Class I        0.65%         0.25%        0.80%            1.70%            N/A          1.70%
  Balanced Fund - Class I           0.65%         0.25%        0.29%            1.19%          0.02%          1.17%
  Growth and Income Fund - Class
   I                                0.65%         0.25%        0.33%            1.23%            N/A          1.23%
  Strategic Value Fund - Class I    0.65%         0.25%        1.54%            2.44%          0.69%          1.75%
  International Fund - Class I      0.65%         0.25%        0.36%            1.26%          0.02%          1.24%
  Worldwide Fund - Class I          0.65%         0.25%        0.31%            1.21%          0.01%          1.20%
  International Value Fund -
   Class I(3)                       0.65%         0.25%        2.53%            3.43%          1.68%          1.75%
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth
   Fund - Class I                                 0.25%             (4)
  Risk Managed Large Cap Core
   Fund - Class I                                 0.25%             (4)
  Risk Managed Large Cap Value
   Fund - Class I                                 0.25%             (4)
  Mid Cap Value Fund - Class I                    0.25%             (4)
  Flexible Income Fund - Class I    0.65%         0.25%        0.51%            1.41%          0.21%          1.20%
  Money Market Fund - Class I       0.25%         0.25%        0.47%            0.97%          0.11%          0.86%


 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated until at least July 31, 2003 (which is based on the expense ratio of the Predecessor Funds). The waivers for Strategic Value Fund, International Value Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund, which do not have Predecessor Funds, will continue until at least the next annual renewal of their advisory agreements. These waivers are first applied against the Management Fee and then against Other Expenses.


 (3) Formerly, Global Value Fund.


 (4) Since the Fund had not commenced operations as of July 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 30 Janus Adviser Series

 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                             1 Year    3 Years   5 Years    10 Years
                                                             ----------------------------------------
  Growth Fund - Class I                                       $123     $  384     $  665     $1,466
  Aggressive Growth Fund - Class I                            $122     $  381     $  660     $1,455
  Capital Appreciation Fund - Class I                         $120     $  375     $  649     $1,432
  Core Equity Fund - Class I                                  $173     $  536     $  923     $2,009
  Balanced Fund - Class I                                     $121     $  378     $  654     $1,443
  Growth and Income Fund - Class I                            $125     $  390     $  676     $1,489
  Strategic Value Fund - Class I                              $247     $  761     $1,301     $2,776
  International Fund - Class I                                $128     $  400     $  692     $1,523
  Worldwide Fund - Class I                                    $123     $  384     $  665     $1,466
  International Value Fund - Class I*                         $346     $1,053     $1,784     $3,712
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth Fund - Class I                                       N/A        N/A
  Risk Managed Large Cap Core Fund - Class I                                         N/A        N/A
  Mid Cap Value Fund - Class I                                                       N/A        N/A
  Flexible Income Fund - Class I                              $144     $  446     $  771     $1,691
  Money Market Fund - Class I                                 $ 99     $  309     $  536     $1,190



 * Formerly, Global Value Fund.


                                                         Risk/return summary  31

CLASS C SHARES

               This table describes the annual fund operating expenses you may pay if you buy and hold Class C Shares of the Funds. The information shown is based upon the estimated annualized gross expenses Class C Shares expect to incur in their initial fiscal year. All expenses are shown without the effect of expense offset arrangements.


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                            Total Annual
                                                                                Fund                      Total Annual
                                                                              Operating                       Fund
                                                                              Expenses                      Operating
                                   Management      12b-1        Other          Without         Total        Expenses
                                      Fee         Fees(1)      Expenses      Waivers(2)       Waivers    With Waivers(2)
  Growth Fund - Class C              0.65%         1.00%        0.06%           1.71%          0.04%          1.67%
  Aggressive Growth Fund - Class
   C                                 0.65%         1.00%        0.05%           1.70%          0.04%          1.66%
  Capital Appreciation
   Fund - Class C                    0.65%         1.00%        0.03%           1.68%            N/A          1.68%
  Core Equity Fund - Class C         0.65%         1.00%        0.55%           2.20%            N/A          2.20%
  Balanced Fund - Class C            0.65%         1.00%        0.04%           1.69%          0.02%          1.67%
  Growth and Income Fund - Class
   C                                 0.65%         1.00%        0.08%           1.73%            N/A          1.73%
  Strategic Value Fund - Class C     0.65%         1.00%        1.29%           2.94%          0.69%          2.25%
  International Fund - Class C       0.65%         1.00%        0.11%           1.76%          0.02%          1.74%
  Worldwide Fund - Class C           0.65%         1.00%        0.06%           1.71%          0.01%          1.70%
  International Value
   Fund - Class C(3)                 0.65%         1.00%        2.28%           3.93%          1.68%          2.25%
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth
   Fund - Class C                                  1.00%             (4)
  Risk Managed Large Cap Core
   Fund - Class C                                  1.00%             (4)
  Mid Cap Value Fund - Class C                     1.00%             (4)
  Flexible Income Fund - Class C     0.65%         1.00%        0.26%           1.91%          0.21%          1.70%
  Money Market Fund - Class C        0.25%      1.00%(5)        0.22%           1.47%         0.86%(3)        0.61%


 32 Janus Adviser Series

 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated until at least July 31, 2003 (which is based on the expense ratio of the Predecessor Funds). The waivers for Strategic Value Fund, International Value Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund, which do not have Predecessor Funds, will continue until at least the next annual renewal of their advisory agreements. These waivers are first applied against the Management Fee and then against Other Expenses.


 (3) Formerly, Global Value Fund.


 (4) Since the Fund had not commenced operations as of July 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (5) Janus Distributors LLC has agreed to a waiver, which will reduce the amount of 12b-1 fees payable by Money Market Fund from 1.00% to 0.25%. This waiver will continue until at least the next annual renewal of the Distribution Agreement between Janus Distributors LLC and the Funds.


                                                         Risk/return summary  33

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class C Shares of the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge.

 The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                           1 Year(1)   3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE REDEEMED:                          -------------------------------------------------
  Growth Fund - Class C                                      $374        $  539       $  928       $2,019
  Aggressive Growth Fund - Class C                           $373        $  536       $  923       $2,009
  Capital Appreciation Fund - Class C                        $371        $  530       $  913       $1,987
  Core Equity Fund - Class C                                 $423        $  688       $1,180       $2,534
  Balanced Fund - Class C                                    $372        $  533       $  918       $1,998
  Growth and Income Fund - Class C                           $376        $  545       $  939       $2,041
  Strategic Value Fund - Class C                             $497        $  910       $1,548       $3,261
  International Fund - Class C                               $379        $  554       $  954       $2,073
  Worldwide Fund - Class C                                   $374        $  539       $  928       $2,019
  International Value Fund - Class C(3)                      $595        $1,198       $2,018       $4,147
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth Fund - Class C                                           N/A          N/A
  Risk Managed Large Cap Core Fund - Class C                                             N/A          N/A
  Mid Cap Value Fund - Class C                                                           N/A          N/A
  Flexible Income Fund - Class C                             $394        $  600       $1,032       $2,233
  Money Market Fund - Class C                                $250        $  465       $  803       $1,757



                                                           1 Year(2)   3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE NOT REDEEMED:                      -------------------------------------------------
  Growth Fund - Class C                                      $274        $  539       $  928       $2,019
  Aggressive Growth Fund - Class C                           $273        $  536       $  923       $2,009
  Capital Appreciation Fund - Class C                        $271        $  530       $  913       $1,987
  Core Equity Fund - Class C                                 $323        $  688       $1,180       $2,534
  Balanced Fund - Class C                                    $272        $  533       $  918       $1,998
  Growth and Income Fund - Class C                           $276        $  545       $  939       $2,041
  Strategic Value Fund - Class C                             $397        $  910       $1,548       $3,261
  International Fund - Class C                               $279        $  554       $  954       $2,073
  Worldwide Fund - Class C                                   $274        $  539       $  928       $2,019
  International Value Fund - Class C(3)                      $495        $1,198       $2,018       $4,147
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth Fund - Class C                                           N/A          N/A
  Risk Managed Large Cap Core Fund - Class C                                             N/A          N/A
  Mid Cap Value Fund - Class C                                                           N/A          N/A
  Flexible Income Fund - Class C                             $294        $  600       $1,032       $2,233
  Money Market Fund - Class C                                $150        $  465       $  803       $1,757


 (1) Includes the initial sales charge and contingent deferred sales charge.
 (2) Includes the initial sales charge. Contingent deferred sales charge not applicable.

 (3) Formerly, Global Value Fund.


 34 Janus Adviser Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

EQUITY FUNDS

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


DOMESTIC EQUITY FUNDS - JANUS MANAGED FUNDS


               GROWTH FUND
               Growth Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               AGGRESSIVE GROWTH FUND
               Aggressive Growth Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

            Investment objectives, principal investment strategies and risks  35

               CAPITAL APPRECIATION FUND
               Capital Appreciation Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies.

               CORE EQUITY FUND
               Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

               BALANCED FUND
               Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

               GROWTH AND INCOME FUND
               Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.
 36 Janus Adviser Series

               STRATEGIC VALUE FUND
               Strategic Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


DOMESTIC EQUITY FUNDS - SUBADVISED BY INTECH



               RISK MANAGED LARGE CAP GROWTH FUND


               Risk Managed Large Cap Growth Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk techniques.



               RISK MANAGED LARGE CAP CORE FUND


               Risk Managed Large Cap Core Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose


            Investment objectives, principal investment strategies and risks  37 market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential.





DOMESTIC EQUITY FUNDS - SUBADVISED BY PERKINS



               MID CAP VALUE FUND


               Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.



GLOBAL/INTERNATIONAL EQUITY FUNDS - JANUS MANAGED FUNDS


               INTERNATIONAL FUND
               International Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               WORLDWIDE FUND
               Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

 38 Janus Adviser Series

               INTERNATIONAL VALUE FUND


               International Value Fund seeks long-term growth of capital. It pursues its objective by investing under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. The Fund invests in issuers with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?


               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

            Investment objectives, principal investment strategies and risks  39

               In the case of Strategic Value Fund and International Value Fund, the portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio managers believe are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.


               Balanced Fund and Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Equity Funds. Income realized on the Funds' investments will be incidental to their objectives. In the case of Balanced Fund and Growth and Income Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.


2. HOW DO THE JANUS PORTFOLIO MANAGERS OF STRATEGIC VALUE FUND AND INTERNATIONAL VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.


3. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK MANAGED FUNDS?



               INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Fund from a universe of common stocks. The formulas underlying the mathematical process were developed internally by INTECH. The mathematical


 40 Janus Adviser Series
               process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in each Fund's portfolio.



               The mathematical process is a highly disciplined investment strategy designed to take advantage of market volatility, rather than to use individual company research or market/economic trends to predict the future returns of stocks. The process is intended to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark by:



               - selecting stocks primarily from the universe of a Fund's benchmark;



               - periodically determining an optimal weighting of the selected stocks that are considered to have the potential to increase the return or to reduce risk of a Fund's holdings over time and rebalancing to the optimal weighting; and



               - monitoring the total risk and volatility of a Fund's holdings to maintain levels at or below the average risk and volatility of the benchmark index.



               The primary aim of the strategies is to outperform their benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. The Fund's subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               The Funds may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


            Investment objectives, principal investment strategies and risks  41

4. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?



               Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



5. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?



               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund. The other Equity Funds offered by this Prospectus do not emphasize companies of any particular size.


 42 Janus Adviser Series

7. HOW DO BALANCED FUND AND GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?


               Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund. Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Fund.


8. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


               Balanced Fund and Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.


9. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.


10. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


               The income component of Balanced Fund's and Growth and Income Fund's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a

            Investment objectives, principal investment strategies and risks  43 portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


11. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED FUND OR GROWTH AND INCOME FUND INVESTMENT?


               The income component of Balanced Fund's and Growth and Income Fund's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.



FLEXIBLE INCOME FUND

               This section takes a closer look at the investment objective of Flexible Income Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio

 44 Janus Adviser Series
               manager is unable to find such investments, much of the Fund's assets may be in cash or similar investments.


               Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


The following questions and answers are designed to help you better understand Flexible Income Fund's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

               The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risk.

            Investment objectives, principal investment strategies and risks  45

3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND

               Unless otherwise stated, each of the following policies applies to all of the Funds other than Money Market Fund. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for

 46 Janus Adviser Series
               example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               Except for the Risk Managed Funds, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.



               The Risk Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk Managed Funds may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


               When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks.

            Investment objectives, principal investment strategies and risks  47

               Balanced Fund and Growth and Income Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a lesser degree, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities (which are described in the Glossary) may include:

               - debt securities

               - indexed/structured securities


               - high-yield/high-risk bonds (less than 20% of Core Equity
                 Fund's, Risk Managed Large Cap Growth Fund's, Risk Managed Large Cap Core Fund's and Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)



               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales (no more than 8% of a Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis



               Flexible Income Fund invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, Flexible Income Fund may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - common stocks

               - mortgage- and asset-backed securities

 48 Janus Adviser Series

               - zero coupon, pay-in-kind and step coupon securities

               - options, futures, forwards, swaps and other types of
                 derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Certain Funds may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process,


            Investment objectives, principal investment strategies and risks  49 a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


               Flexible Income Fund has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. The rebalancing techniques used by the Risk Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.


 50 Janus Adviser Series

RISKS FOR EQUITY FUNDS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Funds.


1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?



               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.


            Investment objectives, principal investment strategies and risks  51

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND, STRATEGIC VALUE FUND AND INTERNATIONAL VALUE FUND?


               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. This gives the Funds more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Strategic Value Fund, International Value Fund or Mid Cap Value Fund may suffer. In general, each portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.




RISKS FOR FLEXIBLE INCOME FUND

               Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated

 52 Janus Adviser Series
               with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

RISKS COMMON TO ALL NON-MONEY MARKET FUNDS

The following questions and answers discuss risks that apply to all Funds other than Money Market Fund.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated

            Investment objectives, principal investment strategies and risks  53 security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds

 54 Janus Adviser Series
               generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



               Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.




               The Risk Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               The Risk Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


            Investment objectives, principal investment strategies and risks  55

MONEY MARKET FUND

               This section takes a closer look at the investment objective of Money Market Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               Money Market Fund will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

 56 Janus Adviser Series

               The Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS

               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

            Investment objectives, principal investment strategies and risks  57

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that Money Market Fund may use:

               PARTICIPATION INTERESTS
               A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

               DEMAND FEATURES
               Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and

 58 Janus Adviser Series
               insurance companies also provide certain liquidity and credit support.

               VARIABLE AND FLOATING RATE SECURITIES
               Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

            Investment objectives, principal investment strategies and risks  59

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 60 Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any 12b-1 fees or other fees paid from Fund assets to these financial intermediaries.

MANAGEMENT EXPENSES


               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH and Perkins a subadvisory fee from its management fee for managing the Funds.


                                                     Management of the Funds  61

               Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fee for Class I Shares, distribution fee (12b-1 fee) for Class I Shares, distribution and shareholder servicing fee (12b-1 fee) for Class C Shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).



                                   Average Daily
                                    Net Assets         Annual Rate        Expense Limit
Fund                                  of Fund         Percentage (%)    Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Growth Fund                    All Asset Levels         0.65               0.67
   Aggressive Growth Fund                                                     0.66
   Capital Appreciation Fund                                                  0.68
   Core Equity Fund                                                           1.25
   Balanced Fund                                                              0.67
   Growth and Income Fund                                                     1.02
   Strategic Value Fund                                                       1.25
   International Fund                                                         0.74
   Worldwide Fund                                                             0.70
   International Value Fund                                                   1.25
   Risk Managed Large Cap
     Growth Fund                 [TO BE UPDATED BY AMENDMENT]
   Risk Managed Large Cap Core
     Fund                        [TO BE UPDATED BY AMENDMENT]
   Mid Cap Value Fund            [TO BE UPDATED BY AMENDMENT]
-----------------------------------------------------------------------------------------
   Flexible Income Fund          First $300 Million        0.65               0.70
                                 Over $300 Million         0.55
-----------------------------------------------------------------------------------------
   Money Market Fund(2)           All Asset Levels         0.25               0.36
-----------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution fee and administrative services fee applicable to Class I Shares, the distribution and shareholder servicing fee applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least July 31, 2003, except Strategic Value Fund, International Value Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund. For Strategic Value Fund, International Value Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund, Janus Capital has agreed to limit the Funds' total operating expenses (excluding the distribution fee and administrative services fee applicable to Class I Shares, the distribution and shareholder servicing fee applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of their advisory agreements.


 62 Janus Adviser Series

(2) Janus Distributors LLC has agreed to a waiver, which will reduce the amount of 12b-1 fees payable by Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least the next annual renewal of the Distribution Agreement between Janus Distributors LLC and the Funds. This waiver is not factored into and does not affect the expense limit agreed to by Janus Capital.

               For the fiscal year ended July 31, 2002, each Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets:


                                                                  Management Fee
                                                                  (for the Fiscal
                                                                    Year Ended
Fund                                                              July 31, 2002)
---------------------------------------------------------------------------------
   Growth Fund                                                         0.61%
   Aggressive Growth Fund                                              0.61%
   Capital Appreciation Fund                                           0.65%
   Core Equity Fund                                                    0.65%
   Balanced Fund                                                       0.63%
   Growth and Income Fund                                              0.65%
   Strategic Value Fund                                                0.00%(1)
   International Fund                                                  0.63%
   Worldwide Fund                                                      0.64%
   International Value Fund                                            0.00%(1)
   Flexible Income Fund                                                0.44%
   Money Market Fund                                                   0.14%
---------------------------------------------------------------------------------


(1) Fee waiver exceeded management fee.

               Absent fee waivers, the management fees based on each Fund's net assets would have been 0.65% for all Funds except Money Market Fund. Absent fee waivers, the management fee for Money Market Fund would have been 0.25%.


SUBADVISERS



               ENHANCED INVESTMENT TECHNOLOGIES, LLC ("INTECH") serves as subadviser to Risk Managed Large Cap Growth Fund and Risk Managed Large Cap Core Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of these Funds. As of December 31, 2002, Janus


                                                     Management of the Funds  63

               Capital indirectly owns 50.1% of the outstanding voting shares of INTECH.



               PERKINS, WOLF, MCDONNELL & COMPANY ("Perkins") serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts.


 64 Janus Adviser Series

JANUS PORTFOLIO MANAGERS


LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Manager of Janus
                   Adviser Worldwide Fund, which he has co-managed since inception. He served as Executive Vice President and Co-Manager of Janus Adviser International Fund from inception to December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Aggressive Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  65

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Growth and Income Fund, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. He holds a Bachelor of Arts degree in English and Russian from Dartmouth College and he received his Master of Business Administration degree from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Strategic Value Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. He holds a Master of Business Administration degree in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University.
                   Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Manager of Janus
                   Adviser Worldwide Fund and Janus Adviser International
                   Fund, each of which she has co-managed since their inception. Ms. Hayes is also Portfolio Manager of other
                   Janus accounts. Ms. Hayes is the Managing Director of Investments and a Director of Janus Capital. She joined
                   Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

 66 Janus Adviser Series

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Manager of Janus
                   Adviser International Fund, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's Degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial
                   Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Core Equity Fund and Janus Adviser Balanced Fund, each of which she has managed since their inception. Ms. Reidy is also Portfolio Manager of other Janus accounts.
                   Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Growth Fund, which he has managed since its inception. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990.
                   He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  67

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Capital Appreciation Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio
                   Manager of other Janus accounts. Mr. Schoelzel joined
                   Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Flexible Income Fund, which he has managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Money Market Fund, which he has managed since
                   January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 68 Janus Adviser Series

JASON P. YEE
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Adviser International Value Fund, which he has managed since its inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.



INTECH PORTFOLIO MANAGERS



                   No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk Managed Funds. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


                                                     Management of the Funds  69

PERKINS PORTFOLIO MANAGERS



JEFF KAUTZ

--------------------------------------------------------------------------------

                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.



ROBERT H. PERKINS

--------------------------------------------------------------------------------

                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively.



THOMAS M. PERKINS

--------------------------------------------------------------------------------

                   has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value Fund's security selection.


 70 Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               The Funds currently offer two classes of shares, Class I Shares and Class C Shares. The Shares are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer both classes. IF YOUR FINANCIAL INTERMEDIARY OFFERS BOTH CLASS I SHARES AND CLASS C SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS I SHARES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes, please refer to "Choosing a Share Class" in the Shareholder's Guide of this Prospectus.

               ADMINISTRATIVE SERVICES FEE - CLASS I SHARES


               Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate
               of up to   % of the average daily net assets of Class I Shares of
               each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in Class I Shares. [TO BE UPDATED BY AMENDMENT]


               DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class I Plan"), Class I Shares of the Funds may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund. Under the terms of the Class I Plan, the

                                                           Other information  71

               Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class I Shares. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class C Plan"), Class C Shares may pay Janus Distributors, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of a Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. Janus Distributors has agreed to a waiver, which will reduce the amount of 12b-1 fees payable by Class C Shares of Money Market Fund from 1.00% to 0.25%. This waiver will continue at least until the next annual renewal of the Distribution Agreement between Janus Distributors and the Funds. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a
 72 Janus Adviser Series
               particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  73

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Fund.

FUNDS OTHER THAN MONEY MARKET FUND

               DISTRIBUTION SCHEDULE

               Dividends for Balanced Fund and Growth and Income Fund are normally declared and distributed in March, June, September and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Income Fund are normally declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. Capital gains are normally declared and distributed in December for all of the Funds.

               HOW DISTRIBUTIONS AFFECT NAV


               Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable


 74 Janus Adviser Series
               mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

               For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

                                                     Distributions and taxes  75

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you. Account tax information will also be sent to the IRS.

               Income dividends or capital gains distributions made by a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

 76 Janus Adviser Series

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  77

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

               INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUNDS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH CERTAIN OF THESE INTERMEDIARIES AND NOT ALL FINANCIAL INTERMEDIARIES OFFER BOTH CLASSES OF SHARES. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

PRICING OF FUND SHARES

               Investments in Class I Shares will be processed at the NAV next calculated after an order is received and accepted by a Fund or its agent. The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives and accepts your order plus an initial sales charge of 1.00% (1.01% of the amount invested). The initial sales charge may be waived under certain circumstances, as described in "Purchases - Sales Charge Waivers" below. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.


               In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Funds other than Money Market Fund are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's Shares.

 78 Janus Adviser Series

               Money Market Fund's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

CHOOSING A SHARE CLASS

               The Funds have two classes of shares, Class I Shares and Class C Shares. Each class represents an interest in the same portfolio of investments. When choosing a share class, you should consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below:

                Class I Shares
                Initial sales charge             None
                Deferred sales charge (CDSC)     None
                Minimum initial investment       None
                Minimum aggregate account        $100,000(1)
                  balance

               (1) Per Fund per financial intermediary, unless waived.

                Class C Shares
                Initial sales charge             1.00%(1)
                Deferred sales charge (CDSC)     1.00% if redeemed within
                                                 18 months of purchase(1)
                Minimum initial investment       $2,500
                Minimum aggregate account        None
                  balance

               (1) May be waived under certain circumstances.

PURCHASES

               Purchases of Shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf.

                                                         Shareholder's guide  79

               MINIMUM INVESTMENT REQUIREMENTS
               Financial intermediaries must maintain a $100,000 minimum aggregate account balance in Class I Shares of a Fund, except for defined contribution plans and broker wrap accounts. The minimum initial investment in Class C Shares of any Fund is $2,500. Class C Shares of Money Market Fund are not available as an option for initial investments.

               CLASS C SHARES
               A 1.00% sales charge will apply to your purchase of Class C Shares of each of the Funds except Money Market Fund or unless the Sales Charge Waiver described below applies. Each Fund receives the entire net asset value of all its shares sold. Janus Distributors, each Fund's principal underwriter, retains the sales charge, which it then in turn re-allows to your financial intermediary. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary receives 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               Class C Shares of Money Market Fund are only available for purchase only through an exchange of Class C Shares of another Fund. You may not purchase Class C Shares of Money Market Fund unless you are exchanging Class C Shares of another Fund. For more information, see "Exchanges" below.

               SALES CHARGE WAIVERS
               The 1.00% initial sales charge for purchases of Class C Shares will be waived on purchases of Class C Shares through financial

 80 Janus Adviser Series
               intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge. In such cases, although the sales charge is waived, Janus Distributors will still compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased (unless your financial intermediary is receiving 12b-1 fees prior to the 13th month after the initial investment of qualified plan assets in Class C Shares). You should determine if your financial intermediary has agreed to waive the 1.00% initial sales charge for Class C Shares before you purchase Class C Shares.

               The Funds are not intended for excessive trading or market timing. Excessive trading of Shares disrupts portfolio management and drives Fund expenses higher. Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Funds may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on market timing, see "Excessive Trading" below.

               Although there is no present intention to do so, the Funds may discontinue sales of either class of Shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's Shares are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to authorize investments in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

EXCHANGES

               Contact your financial intermediary or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be

                                                         Shareholder's guide  81
               sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange Shares of a Fund only for Shares of the same class of another Fund in Janus Adviser Series offered through your financial intermediary or qualified plan.

               - You must meet the minimum investment amount for each Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Funds do not permit frequent trading or market timing. Excessive exchanges of Shares disrupt portfolio management and drive Fund expenses higher. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

               CLASS C SHARES

               WAIVER OF ADDITIONAL SALES CHARGES
               Class C Shares received through an exchange of Class C Shares of another Fund will not be subject to an initial sales charge or the contingent deferred sales charge ("CDSC") at the time of the exchange. The 1.00% CDSC applicable to redemptions within 18 months of purchase will continue to be measured on the Class C Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions" below.

               MONEY MARKET FUND
               You may purchase Class C Shares of Money Market Fund only through an exchange from Class C Shares of another Fund. Class C Shares of Money Market Fund are not subject to an initial sales charge at the time of purchase. A CDSC will apply if you redeem your Class C Shares of Money Market Fund within 18 months of your original purchase of Class C Shares. For more information about the CDSC, please see "Redemptions" below.

 82 Janus Adviser Series

REDEMPTIONS

               Redemptions, like purchases, may be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

               Shares of any Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds, less the CDSC for Class C Shares if applicable, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

               CLASS C SHARES
               The 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless any of the following waivers apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

               CDSC WAIVERS
               The CDSC may be waived:

               - Upon the death or disability of the shareholder or plan
                 participant;

               - For retirement plans held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for retirement plans;

               - Upon the redemption of Class C Shares acquired through
                 reinvestment of Fund dividends or distributions;

               - If the distribution represents the increase in NAV above the total amount of payments for Class C Shares during the past 18 months; or

                                                         Shareholder's guide  83

               - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

               To keep the CDSC as low as possible, we will sell amounts representing Class C Shares in the following order:

               - Amounts representing Class C Shares you purchased with
                 reinvested dividends and distributions.

               - Amounts representing Class C Shares that represent the increase in NAV above the total amount of payments for Class C Shares during the past 18 months.

               - Amounts representing the cost of Class C Shares held beyond 18 months.

               Since Class C Shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you avoid, or at least minimize, the CDSC. Having sold the exempt shares first, if there are any remaining Class C Shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of Class C Shares held for the longest period of time.

EXCESSIVE TRADING

               Frequent trading into and out of a Fund can disrupt portfolio investment strategies and increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Funds are not intended for market timing or excessive trading. The Funds and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Funds may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.

 84 Janus Adviser Series

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Transactions accepted by your financial intermediary in violation of our excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends July 31.

                                                         Shareholder's guide  85

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Class I Shares of Janus Adviser Series, which formerly had no class designation, commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. For each Fund of Janus Adviser Series (except Strategic Value Fund, International Value Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund), financial highlights are presented below for periods ending prior to August 1, 2000 for the Retirement Shares of the Predecessor Fund of Janus Aspen Series (from inception of the Retirement Shares for each period shown). Financial highlights are not presented for Strategic Value Fund or International Value Fund prior to August 1, 2000 because they commenced operations on August 1, 2000 and May 1, 2001, respectively, and do not have corresponding Predecessor Funds. No financial highlights are presented for Class C Shares because the class did not become available until September 30, 2002. No financial highlights are presented for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because the Funds did not commence operations until December 31, 2002. Items 1 through 8 reflect financial results for a single Fund share.


The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Retirement Shares of each of the Predecessor Funds prior to August 1, 2000, and the rate the investor would have earned (or lost) on an investment in Class I Shares of Janus Adviser Series for the fiscal years ended July 31 shown below (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Janus Adviser Series' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

 86 Janus Adviser Series

GROWTH FUND - CLASS I
                                                                                            Janus Aspen
                                              Janus Adviser                             Growth Portfolio -
                                               Growth Fund                               Retirement Shares
-----------------------------------------------------------------------------------------------------------------------------
                                           Years ended July 31          Period ended            Periods ended December 31
                                            2002          2001        July 31, 2000(1)       1999         1998        1997(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $23.14        $30.82            $33.63           $23.45       $18.46      $16.18
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     --            --            (0.02)             0.07       (0.03)        0.04
  3.  Net gains or losses on securities
      (both realized and unrealized)        (7.06)        (7.68)            (0.22)            10.25         6.32        2.71
  4.  Total from investment operations      (7.06)        (7.68)            (0.24)            10.32         6.29        2.75
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                   --            --                --               --           --      (0.10)
  6.  Distributions (from capital gains)        --            --            (2.57)           (0.14)       (1.30)      (0.37)
  7.  Total distributions                       --            --            (2.57)           (0.14)       (1.30)      (0.47)
  8.  NET ASSET VALUE, END OF PERIOD        $16.08        $23.14            $30.82           $33.63       $23.45      $18.46
  9.  Total return*                       (30.51%)      (24.91%)           (0.64%)           44.12%       34.99%      17.22%
 10.  Net assets, end of period (in
      thousands)                          $283,413      $265,032          $189,318          $59,334          $18         $12
 11.  Average net assets for the period
      (in thousands)                      $323,098      $247,176          $127,737          $12,209          $13         $11
 12.  Ratio of gross expenses to average
      net assets**(3)                        1.18%(4)      1.17%(4)          1.17%(5)         1.17%(5)     1.18%(5)    1.20%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                        1.17%         1.17%             1.17%            1.17%        1.18%       1.20%
 14.  Ratio of net investment income to
      average net assets**                 (0.38%)       (0.04%)           (0.30%)          (0.25%)      (0.23%)       0.29%
 15.  Portfolio turnover ratio**               41%           42%               46%              53%          73%        122%
-----------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.21% in the fiscal year ended July 31, 2002, and 1.23% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Growth Fund.
(5) The ratio was 1.17% in the fiscal period ended July 31, 2000; 1.19% in the fiscal year ended December 31, 1999; 1.25% in the fiscal year ended December 31, 1998; and 1.28% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  87

AGGRESSIVE GROWTH FUND - CLASS I
                                            Janus Adviser                                 Janus Aspen
                                              Aggressive                         Aggressive Growth Portfolio -
                                             Growth Fund                               Retirement Shares
---------------------------------------------------------------------------------------------------------------------------
                                         Years ended July 31          Period ended            Periods ended December 31
                                          2002          2001        July 31, 2000(1)       1999         1998        1997(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                              $24.70        $50.78            $58.91           $27.42       $20.49       $16.12
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                   --            --            (0.17)             0.19       (0.12)       (0.06)
  3.  Net gains or losses on
      securities (both realized and
      unrealized)                         (8.84)       (26.08)            (1.63)            32.70         7.05         4.43
  4.  Total from investment operations    (8.84)       (26.08)            (1.80)            32.89         6.93         4.37
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                 --            --                --               --           --           --
  6.  Distributions (from capital
      gains)                                  --            --            (6.33)           (1.40)           --           --
  7.  Total distributions                     --            --            (6.33)           (1.40)           --           --
  8.  NET ASSET VALUE, END OF PERIOD      $15.86        $24.70            $50.78           $58.91       $27.42       $20.49
  9.  Total return*                     (35.79%)      (51.36%)           (3.17%)          124.34%       33.58%       27.11%
 10.  Net assets, end of period (in
      thousands)                        $240,642      $335,677          $302,466          $47,928          $17          $13
 11.  Average net assets for the
      period (in thousands)             $294,324      $351,618          $162,084           $9,786          $14          $11
 12.  Ratio of gross expenses to
      average net assets**(3)              1.17%(4)      1.16%(4)          1.17%(5)         1.19%(5)     1.26%(5)     1.32%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                      1.16%         1.16%             1.17%            1.19%        1.26%        1.32%
 14.  Ratio of net investment income
      to average net assets**            (0.71%)       (0.64%)           (1.01%)          (1.00%)      (0.86%)      (0.62%)
 15.  Portfolio turnover ratio**             88%           79%               84%             105%         132%         130%
---------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.20% in the fiscal year ended July 31, 2002, and 1.23% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Aggressive Growth Fund.
(5) The ratio was 1.17% in the fiscal period ended July 31, 2000; 1.19% in the fiscal year ended December 31, 1999; 1.29% in the fiscal year ended December 31, 1998; and 1.34% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Enterprise Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 88 Janus Adviser Series

CAPITAL APPRECIATION FUND - CLASS I
                                                                                           Janus Aspen
                                         Janus Adviser Capital                  Capital Appreciation Portfolio -
                                           Appreciation Fund                            Retirement Shares
----------------------------------------------------------------------------------------------------------------------------
                                          Years ended July 31          Period ended            Periods ended December 31
                                           2002          2001        July 31, 2000(1)       1999         1998        1997(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $22.61        $31.32            $33.00           $19.86       $12.62      $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                (0.01)          0.25              0.09           (0.08)       (0.04)        0.12
  3.  Net gains or losses on securities
      (both realized and unrealized)       (3.80)        (8.79)            (1.66)            13.22         7.28        2.50
  4.  Total from investment operations     (3.81)        (8.54)            (1.57)            13.14         7.24        2.62
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                              (0.05)        (0.17)            (0.10)               --           --          --
  6.  Distributions (from capital
      gains)                                   --            --            (0.01)               --           --          --
  7.  Total distributions                  (0.05)        (0.17)            (0.11)               --           --          --
  8.  NET ASSET VALUE, END OF PERIOD       $18.75        $22.61            $31.32           $33.00       $19.86      $12.62
  9.  Total return*                      (16.86%)      (27.35%)           (4.74%)           66.16%       57.37%      26.20%
 10.  Net assets, end of period (in
      thousands)                         $587,271      $230,806          $118,394          $23,529          $20         $13
 11.  Average net assets for the period
      (in thousands)                     $512,270      $180,005           $65,965           $4,402          $15         $12
 12.  Ratio of gross expenses to
      average net assets**(3)               1.18%(4)      1.18%(4)          1.17%(5)         1.19%(5)     1.44%(5)    1.73%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                       1.18%         1.18%             1.17%            1.19%        1.44%       1.73%
 14.  Ratio of net investment income to
      average net assets**                  0.21%         1.04%             0.97%            0.23%      (0.25%)       1.55%
 15.  Portfolio turnover ratio**              62%           56%               13%              52%          91%        101%
----------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.18% in the fiscal year ended July 31, 2002, and 1.26% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Capital Appreciation Fund.
(5) The ratio was 1.18% in the fiscal period ended July 31, 2000; 1.28% in the fiscal year ended December 31, 1999; 1.49% in the fiscal year ended December 31, 1998; and 2.66% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  89

CORE EQUITY FUND - CLASS I
                                                                                             Janus Aspen
                                               Janus Adviser                          Equity Income Portfolio -
                                              Core Equity Fund                            Retirement Shares
------------------------------------------------------------------------------------------------------------------------------
                                            Years ended July 31          Period ended            Periods ended December 31
                                             2002          2001        July 31, 2000(1)       1999         1998        1997(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                 $17.02        $19.99           $27.07            $19.28       $13.42      $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      --          0.03           (0.03)              0.03       (0.05)        0.01
  3.  Net gains (or losses) on securities
      (both realized and unrealized)         (3.10)        (2.77)           (0.88)              7.85         6.12        3.41
  4.  Total from investment operations       (3.10)        (2.74)           (0.91)              7.88         6.07        3.42
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                    --        (0.03)               --                --           --          --
  6.  Distributions (from capital gains)         --        (0.20)           (6.17)            (0.09)       (0.21)          --
  7.  Total distributions                        --        (0.23)           (6.17)            (0.09)       (0.21)          --
  8.  NET ASSET VALUE, END OF PERIOD         $13.92        $17.02           $19.99            $27.07       $19.28      $13.42
  9.  Total return*                        (18.21%)      (13.80%)          (3.34%)            40.94%       45.55%      34.20%
 10.  Net assets, end of period (in
      thousands)                            $16,101        $7,134           $1,369              $464          $20         $13
 11.  Average net assets for the period
      (in thousands)                        $12,869        $3,985           $1,264              $128          $16         $12
 12.  Ratio of gross expenses to average
      net assets**(3)                         1.70%(4)      1.75%(4)         1.76%(5)          1.78%(5)     1.75%(5)    1.74%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                         1.68%         1.75%            1.76%             1.77%        1.75%       1.74%
 14.  Ratio of net investment income to
      average net assets**                  (0.16%)         0.02%          (0.30%)           (0.04%)      (0.33%)       0.07%
 15.  Portfolio turnover ratio**                97%          108%              86%              114%          79%        128%
------------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.70% in the fiscal year ended July 31, 2002, and 5.06% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Core Equity Fund.
(5) The ratio was 2.07% in the fiscal period ended July 31, 2000; 1.91% in the fiscal year ended December 31, 1999; 2.36% in the fiscal year ended December 31, 1998; and 6.19% in the fiscal period ended December 31, 1997 before fee waiver and reduction of the management fees to the effective rate of Janus Equity Income Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 90 Janus Adviser Series

BALANCED FUND - CLASS I
                                                                                            Janus Aspen
                                              Janus Adviser                            Balanced Portfolio -
                                              Balanced Fund                              Retirement Shares
-----------------------------------------------------------------------------------------------------------------------------
                                           Years ended July 31          Period ended            Periods ended December 31
                                            2002          2001        July 31, 2000(1)       1999         1998        1997(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $23.45        $25.14            $28.04           $22.59       $17.47      $15.38
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                   0.43          0.53              0.28             0.46         0.21        0.27
  3.  Net gains or losses on securities
      (both realized and unrealized)        (2.05)        (1.76)            (0.52)             5.41         5.58        2.30
  4.  Total from investment operations      (1.62)        (1.23)            (0.24)             5.87         5.79        2.57
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                               (0.45)        (0.46)            (0.33)           (0.42)       (0.18)      (0.30)
  6.  Distributions (from capital gains)        --            --            (2.33)               --       (0.49)      (0.18)
  7.  Total distributions                   (0.45)        (0.46)            (2.66)           (0.42)       (0.67)      (0.48)
  8.  NET ASSET VALUE, END OF PERIOD        $21.38        $23.45            $25.14           $28.04       $22.59      $17.47
  9.  Total return*                        (6.97%)       (4.92%)           (0.86%)           26.13%       33.59%      16.92%
 10.  Net assets, end of period (in
      thousands)                          $749,601      $530,639          $140,179          $53,598      $17,262         $12
 11.  Average net assets for the period
      (in thousands)                      $682,559      $336,439           $96,509          $28,498       $3,650         $11
 12.  Ratio of gross expenses to average
      net assets**(3)                        1.17%(4)      1.17%(4)          1.17%(5)         1.19%(5)     1.24%(5)    1.32%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                        1.17%         1.17%             1.17%            1.19%        1.24%       1.32%
 14.  Ratio of net investment income to
      average net assets**                   1.98%         2.52%             2.67%            2.36%        2.04%       2.38%
 15.  Portfolio turnover ratio**               85%          129%               59%              92%          70%        139%
-----------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.19% in the fiscal year ended July 31, 2002, and 1.22% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Balanced Fund.
(5) The ratio was 1.17% in the fiscal period ended July 31, 2000; 1.19% in the fiscal year ended December 31, 1999; 1.26% in the fiscal year ended December 31, 1998; and 1.33% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Balanced Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  91

GROWTH AND INCOME FUND - CLASS I                                                              JANUS ASPEN
                                                      Janus Adviser                  Growth and Income Portfolio -
                                                  Growth and Income Fund                   Retirement Shares
------------------------------------------------------------------------------------------------------------------------
                                                                                                        Periods ended
                                                   Years ended July 31           Period ended            December 31
                                                   2002           2001         July 31, 2000(1)       1999       1998(2)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD          $15.57         $19.28           $20.68           $11.94      $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                           0.02           0.07             0.02           (0.01)        0.01
  3.  Net gains (or losses) on securities (both
      realized and unrealized)                      (3.06)         (3.73)           (1.08)             8.75        1.93
  4.  Total from investment operations              (3.04)         (3.66)           (1.06)             8.74        1.94
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)        (0.04)         (0.05)           (0.03)               --          --
  6.  Distributions (from capital gains)                --             --           (0.31)               --          --
  7.  Total distributions                           (0.04)         (0.05)           (0.34)               --          --
  8.  NET ASSET VALUE, END OF PERIOD                $12.49         $15.57           $19.28           $20.68      $11.94
  9.  Total return*                               (19.61%)       (18.93%)          (5.13%)           73.20%      19.40%
 10.  Net assets, end of period (in thousands)    $218,310        $34,608          $17,894           $6,982         $12
 11.  Average net assets for the period (in
      thousands)                                  $155,582        $22,767          $11,641           $1,826         $10
 12.  Ratio of gross expenses to average net
      assets**(3)                                    1.23%(4)       1.52%(4)         1.25%(5)         1.53%(5)    1.72%(5)
 13.  Ratio of net expenses to average net
      assets**(6)                                    1.22%          1.52%            1.24%            1.53%       1.72%
 14.  Ratio of net investment income to average
      net assets**                                   0.25%          0.52%            0.35%            0.11%       0.21%
 15.  Portfolio turnover ratio**                       40%            51%              27%              59%         62%
------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1998 (inception) to December 31, 1998.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.23% in the fiscal year ended July 31, 2002, and 1.87% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Growth and Income Fund.
(5) The ratio was 1.25% in the fiscal period ended July 31, 2000; 1.62% in the fiscal year ended December 31, 1999; and 3.53% in the fiscal period ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Growth and Income Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 92 Janus Adviser Series

STRATEGIC VALUE FUND - CLASS I
------------------------------------------------------------------------------------------
                                                                     Years ended July 31
                                                                      2002        2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                             $8.88        $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                               --            --
  3.  Net gains (or losses) on securities (both realized and
      unrealized)                                                     (2.19)        (1.12)
  4.  Total from investment operations                                (2.19)        (1.12)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                              --            --
  6.  Distributions (from capital gains)                                  --            --
  7.  Total distributions                                                 --            --
  8.  NET ASSET VALUE, END OF PERIOD                                   $6.69         $8.88
  9.  Total return                                                  (24.66%)      (11.20%)
 10.  Net assets, end of period (in thousands)                        $4,084        $5,255
 11.  Average net assets for the period (in thousands)                $5,048        $5,072
 12.  Ratio of gross expenses to average net assets(2)                 1.76%(3)      1.75%(3)
 13.  Ratio of net expenses to average net assets(4)                   1.75%         1.75%
 14.  Ratio of net investment income to average net assets           (0.65%)       (0.50%)
 15.  Portfolio turnover ratio                                           79%           88%
------------------------------------------------------------------------------------------

(1) August 1, 2000 (inception) to July 31, 2001.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 2.44% in the fiscal year ended July 31, 2002, and 3.67% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Strategic Value Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  93

INTERNATIONAL FUND - CLASS I
                                                                                           Janus Aspen
                                              Janus Adviser                      International Growth Portfolio -
                                            International Fund                          Retirement Shares
----------------------------------------------------------------------------------------------------------------------------
                                           Years ended July 31          Period ended           Periods ended December 31
                                            2002          2001        July 31, 2000(1)       1999         1998       1997(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $25.79        $36.85           $38.56            $21.27      $18.44      $16.80
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                   0.04          0.21             0.42                --        0.05        0.04
  3.  Net gains or losses on securities
      (both realized and unrealized)        (6.24)       (11.09)           (0.49)             17.30        3.07        1.73
  4.  Total from investment operations      (6.20)       (10.88)           (0.07)             17.30        3.12        1.77
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                               (0.09)        (0.09)           (0.39)            (0.01)      (0.01)      (0.09)
  6.  Distributions (from capital gains)        --        (0.09)           (1.25)                --      (0.28)      (0.04)
  7.  Total distributions                   (0.09)        (0.18)           (1.64)            (0.01)      (0.29)      (0.13)
  8.  NET ASSET VALUE, END OF PERIOD        $19.50        $25.79           $36.85            $38.56      $21.27      $18.44
  9.  Total return*                       (24.10%)      (29.62%)          (0.10%)            81.32%      16.86%      10.53%
 10.  Net assets, end of period (in
      thousands)                          $531,121      $430,299          $48,003           $16,986         $17         $11
 11.  Average net assets for the period
      (in thousands)                      $531,737      $284,760          $33,338            $3,738         $13         $11
 12.  Ratio of gross expenses to average
      net assets**(3)                        1.25%(4)      1.24%(4)         1.22%(5)          1.25%(5)    1.35%(5)    1.45%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                        1.24%         1.24%            1.22%             1.24%       1.35%       1.45%
 14.  Ratio of net investment income to
      average net assets**                   0.37%         0.95%            2.58%           (0.29%)       0.26%       0.26%
 15.  Portfolio turnover ratio**               72%           66%              52%               80%         93%         86%
----------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.26% in the fiscal year ended July 31, 2002, and 1.31% in the fiscal year ended July 31, 2001 before waiver of certain fees and expenses offsets incurred by International Fund.
(5) The ratio was 1.22% in the fiscal period ended July 31, 2000; 1.32% in the fiscal year ended December 31, 1999; 1.44% in the fiscal year ended December 31, 1998; and 1.57% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Overseas Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 94 Janus Adviser Series

WORLDWIDE FUND - CLASS I
                                                                                           Janus Aspen
                                       Janus Adviser Worldwide                     Worldwide Growth Portfolio -
                                                 Fund                                   Retirement Shares
-----------------------------------------------------------------------------------------------------------------------------
                                         Years ended July 31           Period ended            Periods ended December 31
                                          2002           2001        July 31, 2000(1)        1999         1998        1997(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $31.27        $43.67            $47.56            $29.06       $23.36      $20.72
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                  0.05          0.27              0.03            (0.04)         0.02        0.14
  3.  Net gains or losses on
      securities (both realized and
      unrealized)                          (8.08)       (12.44)            (0.26)             18.54         6.57        2.80
  4.  Total from investment
      operations                           (8.03)       (12.17)            (0.23)             18.50         6.59        2.94
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                              (0.04)        (0.23)                --                --       (0.02)      (0.14)
  6.  Distributions (from capital
      gains)                                   --            --            (3.66)                --       (0.87)      (0.16)
  7.  Total distributions                  (0.04)        (0.23)            (3.66)                --       (0.89)      (0.30)
  8.  NET ASSET VALUE, END OF PERIOD       $23.20        $31.27            $43.67            $47.56       $29.06      $23.36
  9.  Total return*                      (25.73%)      (27.93%)           (0.42%)            63.66%       28.25%      14.22%
 10.  Net assets, end of period (in
      thousands)                       $1,059,083      $949,967          $409,780          $174,399       $5,837        $403
 11.  Average net assets for the
      period (in thousands)            $1,072,786      $696,848          $316,174           $49,424       $1,742         $11
 12.  Ratio of gross expenses to
      average net assets**(3)               1.21%(4)      1.20%(4)          1.20%(5)          1.21%(5)     1.22%(5)    1.26%(5)
 13.  Ratio of net expenses to
      average net assets**(6)               1.20%         1.20%             1.20%             1.21%        1.22%       1.26%
 14.  Ratio of net investment income
      to average net assets**               0.27%         0.66%             0.00%           (0.34%)      (0.02%)       0.16%
 15.  Portfolio turnover ratio**              76%           72%               47%               67%          77%         80%
-----------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.21% in the fiscal year ended July 31, 2002, and 1.25% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Worldwide Fund.
(5) The ratio was 1.20% in the fiscal period ended July 31, 2000; 1.21% in the fiscal year ended December 31, 1999; 1.32% in the fiscal year ended December 31, 1998; and 1.32% in the fiscal period ended December 31, 1997 before reduction of the management fees to the effective rate of Janus Worldwide Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  95

INTERNATIONAL VALUE FUND - CLASS I+
----------------------------------------------------------------------------------------
                                                                    Year or Period ended
                                                                          July 31
                                                                     2002        2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                            $9.82       $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                              --         0.01
  3.  Net gains or losses on securities (both realized and
      unrealized)                                                    (0.31)       (0.19)
  4.  Total from investment operations                               (0.31)       (0.18)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                         (0.01)           --
  6.  Distributions (from capital gains)                                 --           --
  7.  Total distributions                                            (0.01)           --
  8.  NET ASSET VALUE, END OF PERIOD                                  $9.50        $9.82
  9.  Total return*                                                 (3.24%)      (1.70%)
 10.  Net assets, end of period (in thousands)                       $2,669       $1,981
 11.  Average net assets for the period (in thousands)               $2,426       $1,974
 12.  Ratio of gross expenses to average net assets**(2)              1.75%(4)     1.75%(3)
 13.  Ratio of net expenses to average net assets**(4)                1.75%        1.75%
 14.  Ratio of net investment income to average net assets**        (0.24%)        0.50%
 15.  Portfolio turnover ratio**                                        59%           0%
----------------------------------------------------------------------------------------



 +  Formerly, Global Value Fund.

 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) May 1, 2001 (inception) to July 31, 2001.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 3.43% in the fiscal year ended July 31, 2002, and 10.35% in the fiscal period ended July 31, 2001 before waiver of certain fees and expense offsets incurred by International Value Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 96 Janus Adviser Series

FLEXIBLE INCOME FUND - CLASS I
                                              Janus Adviser                                Janus Aspen
                                                 Flexible                          Flexible Income Portfolio -
                                               Income Fund                              Retirement Shares
-----------------------------------------------------------------------------------------------------------------------------
                                           Years ended July 31         Period ended            Periods ended December 31
                                            2002         2001        July 31, 2000(1)        1999         1998        1997(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $11.91       $11.42            $11.72            $12.05       $11.77      $11.41
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                   0.55         0.66              0.47              0.37         0.73        0.50
  3.  Net gains or losses on securities
      (both realized and unrealized)          0.09         0.49            (0.31)            (0.27)         0.27        0.58
  4.  Total from investment operations        0.64         1.15              0.16              0.10         1.00        1.08
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                               (0.55)       (0.66)            (0.46)            (0.36)       (0.61)      (0.61)
  6.  Distributions (from capital gains)    (0.03)           --                --            (0.07)       (0.11)      (0.11)
  7.  Total distributions                   (0.58)       (0.66)            (0.46)            (0.43)       (0.72)      (0.72)
  8.  NET ASSET VALUE, END OF PERIOD        $11.97       $11.91            $11.42            $11.72       $12.05      $11.77
  9.  Total return*                          5.53%       10.34%             1.37%             0.90%        8.58%       9.73%
 10.  Net assets, end of period (in
      thousands)                           $50,501       $6,159              $810              $842          $12         $11
 11.  Average net assets for the period
      (in thousands)                       $32,199       $2,710              $817              $250          $11         $10
 12.  Ratio of gross expenses to average
      net assets**(3)                        1.21%(4)     1.20%(4)          1.28%(5)          1.20%(5)     1.24%(5)    1.23%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                        1.20%        1.20%             1.28%             1.20%        1.23%       1.23%
 14.  Ratio of net investment income to
      average net assets**                   4.60%        5.47%             6.74%             6.80%        5.92%       6.39%
 15.  Portfolio turnover ratio**              382%         413%              183%              116%         145%        119%
-----------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.41% in the fiscal year ended July 31, 2002, and 6.59% in the fiscal year ended July 31, 2001 before waiver of certain fees incurred by Flexible Income Fund.
(5) The ratio was 1.28% in the fiscal period ended July 31, 2000; 1.20% in the fiscal year ended December 31, 1999; 1.24% in the fiscal year ended December 31, 1998; and 1.23% in the fiscal period ended December 31, 1997 before waiver of certain fees incurred by Janus Aspen Flexible Income Portfolio.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  97

MONEY MARKET FUND - CLASS I
                                                                                             Janus Aspen
                                               Janus Adviser Money                     Money Market Portfolio -
                                                   Market Fund                            Retirement Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Periods ended
                                               Years ended July 31         Period ended                 December 31
                                                2002         2001        July 31, 2000(1)       1999       1998       1997(2)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $1.00        $1.00            $1.00            $1.00      $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                       0.02         0.05             0.03             0.04       0.05        0.03
  3.  Net gains or losses on securities (both
      realized and unrealized)                      --           --               --               --         --          --
  4.  Total from investment operations            0.02         0.05             0.03             0.04       0.05        0.03
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)    (0.02)       (0.05)           (0.03)           (0.04)      (0.05)     (0.03)
  6.  Distributions (from capital gains)            --           --               --               --         --          --
  7.  Total distributions                       (0.02)       (0.05)           (0.03)           (0.04)      (0.05)     (0.03)
  8.  NET ASSET VALUE, END OF PERIOD             $1.00        $1.00            $1.00            $1.00      $1.00       $1.00
  9.  Total return*                              1.59%        4.99%            3.17%            4.45%      4.85%       3.13%
 10.  Net assets, end of period (in
      thousands)                               $22,646      $15,765           $6,684           $1,153        $11         $10
 11.  Average net assets for the period (in
      thousands)                               $22,544      $10,244           $4,775             $150        $10         $10
 12.  Ratio of gross expenses to average net
      assets**(3)                                0.86%(4)     0.86%(4)         0.90%(5)         0.86%(5)   0.84%(5)    1.00%(5)
 13.  Ratio of net expenses to average net
      assets**(6)                                0.86%        0.86%            0.90%            0.86%      0.84%       1.00%
 14.  Ratio of net investment income to
      average net assets**                       1.50%        4.68%            5.57%            5.18%      4.74%       4.66%
-----------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) January 1, 2000 to July 31, 2000.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 0.97% in the fiscal year ended July 31, 2002, and 1.83% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Money Market Fund.
(5) The ratio was 0.90% in the fiscal period ended July 31, 2000; 0.86% in the fiscal year ended December 31, 1999; 0.84% in the fiscal year ended December 31, 1998; and 1.10% in the fiscal period ended December 31, 1997 before waiver of certain fees incurred by Janus Aspen Money Market Portfolio.
(6) The expense ratio reflects expenses after any expense offset arrangements.

 98 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                                                Glossary of investment terms  99
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).


               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.



               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential

 100 Janus Adviser Series
               market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

                                               Glossary of investment terms  101

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price

 102 Janus Adviser Series
               is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is

                                               Glossary of investment terms  103
               linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until

 104 Janus Adviser Series
               the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that a Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. For "naked" short sales, a Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks

                                               Glossary of investment terms  105
               and bonds, private placements and U.S. government securities may be sold in this manner.

 106 Janus Adviser Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.

                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

                                           Explanation of rating categories  107

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

 108 Janus Adviser Series

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

               During the fiscal year ended July 31, 2002, the percentage of securities holdings for Flexible Income Fund by rating category based on a weighted monthly average was:

                FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                        44%
                 AA                                                          4%
                 A                                                           7%
                 BBB                                                        32%
                 BB                                                          4%
                 B                                                           2%
                 CCC                                                         0%
                 CC                                                          0%
                 C                                                           0%
                 Not Rated                                                   0%
                 Preferred Stock                                             1%
                 Cash and Options                                            6%
                 TOTAL                                                     100%
                ---------------------------------------------------------------

               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended July 31, 2002.

                                           Explanation of rating categories  109

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker or financial institution. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                               www.janus.com

                               100 Fillmore Street
                               Denver, CO 80206-4928
                               1-800-525-0020

                    Investment Company Act File No. 811-9885

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.



                                   December 31, 2002


                             SUBJECT TO COMPLETION

                 PRELIMINARY PROSPECTUS DATED OCTOBER 17, 2002



                                         Janus Adviser Risk Managed Large Cap
                                         Growth Fund


                                         Janus Adviser Risk Managed Large Cap
                                         Core Fund


                                         Janus Adviser Mid Cap Value Fund


                              JANUS ADVISER SERIES
                                 CLASS I SHARES
                                 CLASS C SHARES

                                   Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]


                         This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, focused primarily on growth of capital. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Risk Managed Large Cap Growth Fund and Risk Managed Large Cap Core Fund (together, the "Risk Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell & Company ("Perkins"). Each Fund in this Prospectus currently offers two classes of shares, Class I Shares and Class C Shares (together, the "Shares"). Class I Shares and Class C Shares are available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   The Funds.....................................    2
                   Fees and expenses.............................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   The Funds.....................................   10
                   General portfolio policies....................   13
                   Risks.........................................   16
                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   21
                   Management expenses...........................   21
                   Subadvisers...................................   22
                   INTECH Portfolio Managers.....................   23
                   Perkins Portfolio Managers....................   23
                OTHER INFORMATION................................   25
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   28
                   Taxes.........................................   29
                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   31
                   Choosing a share class........................   32
                   Purchases.....................................   32
                   Exchanges.....................................   34
                   Redemptions...................................   35
                   Excessive trading.............................   36
                   Shareholder communications....................   37
                FINANCIAL HIGHLIGHTS.............................   38
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   39
                   Futures, options and other derivatives........   43
                   Other investments, strategies and/or
                   techniques....................................   44



                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


THE FUNDS



               The Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.



1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?


--------------------------------------------------------------------------------




               RISK MANAGED FUNDS - SUBADVISED BY INTECH



               - RISK MANAGED LARGE CAP GROWTH FUND AND RISK MANAGED LARGE
                 CAP CORE FUND seek long-term growth of capital.



               MID CAP VALUE FUND - SUBADVISED BY PERKINS



               - MID CAP VALUE FUND seeks capital appreciation.





               The Funds' objectives and principal investment policies are non-fundamental policies, which means the Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.



2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?


               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.


               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.




 2 Janus Adviser Series

               RISK MANAGED FUNDS - SUBADVISED BY INTECH


               RISK MANAGED LARGE CAP GROWTH FUND AND RISK MANAGED LARGE CAP CORE FUND pursue their objectives by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within their respective benchmark indices. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in each Fund's holdings. The primary aim of the strategies is to outperform their benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the index. The Risk Managed Funds' subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               RISK MANAGED LARGE CAP GROWTH FUND invests, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk techniques.



               RISK MANAGED LARGE CAP CORE FUND invests, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential.




                                                          Risk/return summary  3

               MID CAP VALUE FUND - SUBADVISED BY PERKINS


               MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.



               Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Fund's portfolio manager generally looks for companies with:



               - A low price relative to their assets, earnings, cash flow or business franchise



               - Products and services that give them a competitive advantage



               - Quality balance sheets and strong management.





               For purposes of each Fund's 80% policies, net assets will take into account borrowings for investment purposes.



3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?



               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.





               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of MID CAP VALUE FUND, if the portfolio manager's belief about a


 4 Janus Adviser Series
               company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.




               For the RISK MANAGED FUNDS, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor.



               MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




Since the Funds described in this Prospectus did not commence operations until December 31, 2002, performance information is not included for these Funds. The performance of these Funds will be compared to the following benchmarks:



               - Risk Managed Large Cap Growth Fund - Russell 1000 Growth Index



               - Risk Managed Large Cap Core Fund - S&P 500 Index





               - Mid Cap Value Fund - Russell Midcap Value Index




                                                          Risk/return summary  5

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Funds' Class I Shares are no-load investments, so you will generally not pay any shareholder fees when you buy or sell the Funds' Class I Shares.

               This table describes the shareholder fees that you may pay if you buy and hold Shares of the Funds.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class I   Class C
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price).............................  None      1.00%(2)
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption
  proceeds).................................................  None      1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions...................................  None      None
Redemption fees.............................................  None      None
Exchange fees...............................................  None      None


--------------------------------------------------------------------------------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

 (2) Sales charges are waived for certain investors.


 (3) A contingent deferred sales charge of 1% applies on Class C Shares redeemed within 18 months of purchase.

--------------------------------------------------------------------------------

 6 Janus Adviser Series

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

CLASS I SHARES


               This table describes the annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. It is based on gross expenses (without the effect of expense offset arrangements).



                                               Distribution              Total Annual Fund              Total Annual Fund
                                  Management     (12b-1)       Other     Operating Expenses    Total    Operating Expenses
                                     Fee         Fees(1)      Expenses   Without Waivers(2)   Waivers    With Waivers(2)
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth
   Fund - Class I                                 0.25%             (3)
  Risk Managed Large Cap Core
   Fund - Class I                                 0.25%             (3)
  Mid Cap Value Fund - Class I                    0.25%             (3)


 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated until at least the next annual renewal of their advisory agreements. These waivers are first applied against the Management Fee and then against Other Expenses.


 (3) Since the Fund had not commenced operations as of July 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.

 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                1 Year    3 Years
                                                                -----------------
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth Fund - Class I
  Risk Managed Large Cap Core Fund - Class I
  Mid Cap Value Fund - Class I


                                                          Risk/return summary  7

CLASS C SHARES

               This table describes the annual fund operating expenses you may pay if you buy and hold Class C Shares of the Funds. The information shown is based upon the estimated annualized gross expenses Class C Shares expect to incur in their initial fiscal year. All expenses are shown without the effect of expense offset arrangements.


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                            Total Annual
                                                                                Fund                      Total Annual
                                                                              Operating                       Fund
                                                                              Expenses                      Operating
                                   Management      12b-1        Other          Without         Total        Expenses
                                      Fee         Fees(1)      Expenses      Waivers(2)       Waivers    With Waivers(2)
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth
   Fund - Class C                                  1.00%             (3)
  Risk Managed Large Cap Core
   Fund - Class C                                  1.00%             (3)
  Mid Cap Value Fund - Class C                     1.00%             (3)


 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated until at least the next annual renewal of their advisory agreements. These waivers are first applied against the Management Fee and then against Other Expenses.


 (3)Since the Fund had not commenced operations as of July 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.




 8 Janus Adviser Series

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class C Shares of the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge.

 The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                                1 Year(1)   3 Years(2)
  IF CLASS C SHARES ARE REDEEMED:                               ----------------------
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth Fund - Class C
  Risk Managed Large Cap Core Fund - Class C
  Mid Cap Value Fund - Class C



                                                                1 Year(2)   3 Years(2)
  IF CLASS C SHARES ARE NOT REDEEMED:                           ----------------------
  [TO BE UPDATED BY AMENDMENT]
  Risk Managed Large Cap Growth Fund - Class C
  Risk Managed Large Cap Core Fund - Class C
  Mid Cap Value Fund - Class C


 (1) Includes the initial sales charge and contingent deferred sales charge.
 (2) Includes the initial sales charge. Contingent deferred sales charge not applicable.



                                                          Risk/return summary  9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


THE FUNDS



               This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES




RISK MANAGED FUNDS - SUBADVISED BY INTECH



               RISK MANAGED LARGE CAP GROWTH FUND


               Risk Managed Large Cap Growth Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk techniques.



               RISK MANAGED LARGE CAP CORE FUND


               Risk Managed Large Cap Core Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Fund invests primarily in stocks selected for their growth potential.




 10 Janus Adviser Series

MID CAP VALUE FUND - SUBADVISED BY PERKINS



               MID CAP VALUE FUND

               Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.




The following questions and answers are designed to help you better understand the Funds' principal investment strategies.





1. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK MANAGED FUNDS?



               INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Fund from a universe of common stocks. The formulas underlying the mathematical process were developed internally by INTECH. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in each Fund's portfolio.



               The mathematical process is a highly disciplined investment strategy designed to take advantage of market volatility, rather than to use individual company research or market/economic trends to predict the future returns of stocks. The process is intended to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark by:



               - selecting stocks primarily from the universe of a Fund's benchmark;



               - periodically determining an optimal weighting of the selected stocks that are considered to have the potential to increase the


            Investment objectives, principal investment strategies and risks  11 return or to reduce risk of a Fund's holdings over time and rebalancing to the optimal weighting; and



               - monitoring the total risk and volatility of a Fund's holdings to maintain levels at or below the average risk and volatility of the benchmark index.



               The primary aim of the strategies is to outperform their benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. The Fund's subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               The Funds may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?



               Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected

 12 Janus Adviser Series
               levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


4. WHAT DOES "MARKET CAPITALIZATION" MEAN?



               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for the Funds offered by this Prospectus.





GENERAL PORTFOLIO POLICIES OF THE FUNDS



               Unless otherwise stated, each of the following policies applies to all of the Funds described in this Prospectus. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION

               For the Mid Cap Value Fund, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually


            Investment objectives, principal investment strategies and risks  13 large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows.



               The Risk Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk Managed Funds may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


               When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS

               The Funds invest primarily in domestic equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities (which are described in the Glossary) may include:


               - debt securities

               - indexed/structured securities


               - high-yield/high-risk bonds (less than 20% of each Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales (no more than 8% of a Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis



 14 Janus Adviser Series

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Certain Funds may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


            Investment objectives, principal investment strategies and risks  15

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


               The rebalancing techniques used by the Risk Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.



RISKS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market

 16 Janus Adviser Series
               capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.



1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?



               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.





2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?



               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Mid Cap Value Fund may suffer. In general, each portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.




            Investment objectives, principal investment strategies and risks  17

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?



               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile

 18 Janus Adviser Series
                 than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




               Please refer to the SAI for a description of bond rating categories.



5. HOW DO THE FUNDS TRY TO REDUCE RISK?


               The Funds may use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.




               The Risk Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a


            Investment objectives, principal investment strategies and risks  19 direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               The Risk Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.




 20 Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any 12b-1 fees or other fees paid from Fund assets to these financial intermediaries.

MANAGEMENT EXPENSES


               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH and Perkins a subadvisory fee from its management fee for managing the Funds.


                                                     Management of the Funds  21

               Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fee for Class I Shares, distribution fee (12b-1 fee) for Class I Shares, distribution and shareholder servicing fee (12b-1 fee) for Class C Shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).



                                   Average Daily
                                    Net Assets         Annual Rate        Expense Limit
Fund                                  of Fund         Percentage (%)    Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Risk Managed Large Cap
     Growth Fund                 [TO BE UPDATED BY AMENDMENT]
   Risk Managed Large Cap Core
     Fund                        [TO BE UPDATED BY AMENDMENT]
   Mid Cap Value Fund            [TO BE UPDATED BY AMENDMENT]
-----------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution fee and administrative services fee applicable to Class I Shares, the distribution and shareholder servicing fee applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of their advisory agreements.





SUBADVISERS



               ENHANCED INVESTMENT TECHNOLOGIES, LLC ("INTECH") serves as subadviser to Risk Managed Large Cap Growth Fund and Risk Managed Large Cap Core Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of these Funds. As of December 31, 2002, Janus Capital indirectly owns 50.1% of the outstanding voting shares of INTECH.



               PERKINS, WOLF, MCDONNELL & COMPANY ("Perkins") serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-


 22 Janus Adviser Series
               day management of the portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts.





INTECH PORTFOLIO MANAGERS



                   No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk Managed Funds. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.



PERKINS PORTFOLIO MANAGERS



JEFF KAUTZ

--------------------------------------------------------------------------------

                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  23

ROBERT H. PERKINS

--------------------------------------------------------------------------------

                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively.



THOMAS M. PERKINS

--------------------------------------------------------------------------------

                   has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value Fund's security selection.


 24 Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               The Funds currently offer two classes of shares, Class I Shares and Class C Shares. The Shares are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer both classes. IF YOUR FINANCIAL INTERMEDIARY OFFERS BOTH CLASS I SHARES AND CLASS C SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS I SHARES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes, please refer to "Choosing a Share Class" in the Shareholder's Guide of this Prospectus.

               ADMINISTRATIVE SERVICES FEE - CLASS I SHARES


               Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate
               of up to   % of the average daily net assets of Class I Shares of
               each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in Class I Shares.


               DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class I Plan"), Class I Shares of the Funds may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund. Under the terms of the Class I Plan, the

                                                           Other information  25

               Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class I Shares. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               CLASS C SHARES

               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class C Plan"), Class C Shares may pay Janus Distributors, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of a Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis,


 26 Janus Adviser Series
               they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Fund.



               DISTRIBUTION SCHEDULE


               Dividends for the Funds are normally declared and distributed in December. Capital gains are normally declared and distributed in December for all of the Funds.


               HOW DISTRIBUTIONS AFFECT NAV


               Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as

 28 Janus Adviser Series

               "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.



TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and

                                                     Distributions and taxes  29
               distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you. Account tax information will also be sent to the IRS.

               Income dividends or capital gains distributions made by a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 30 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

               INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUNDS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH CERTAIN OF THESE INTERMEDIARIES AND NOT ALL FINANCIAL INTERMEDIARIES OFFER BOTH CLASSES OF SHARES. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

PRICING OF FUND SHARES

               Investments in Class I Shares will be processed at the NAV next calculated after an order is received and accepted by a Fund or its agent. The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives and accepts your order plus an initial sales charge of 1.00% (1.01% of the amount invested). The initial sales charge may be waived under certain circumstances, as described in "Purchases - Sales Charge Waivers" below. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.


               In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Funds are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's Shares.



                                                         Shareholder's guide  31

CHOOSING A SHARE CLASS

               The Funds have two classes of shares, Class I Shares and Class C Shares. Each class represents an interest in the same portfolio of investments. When choosing a share class, you should consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below:

                Class I Shares
                Initial sales charge             None
                Deferred sales charge (CDSC)     None
                Minimum initial investment       None
                Minimum aggregate account        $100,000(1)
                  balance

               (1) Per Fund per financial intermediary, unless waived.

                Class C Shares
                Initial sales charge             1.00%(1)
                Deferred sales charge (CDSC)     1.00% if redeemed within
                                                 18 months of purchase(1)
                Minimum initial investment       $2,500
                Minimum aggregate account        None
                  balance

               (1) May be waived under certain circumstances.

PURCHASES

               Purchases of Shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf.

               MINIMUM INVESTMENT REQUIREMENTS

               Financial intermediaries must maintain a $100,000 minimum aggregate account balance in Class I Shares of a Fund, except for defined contribution plans and broker wrap accounts. The minimum initial investment in Class C Shares of any Fund is $2,500.


 32 Janus Adviser Series

               CLASS C SHARES

               A 1.00% sales charge will apply to your purchase of Class C Shares of each of the Funds or unless the Sales Charge Waiver described below applies. Each Fund receives the entire net asset value of all its shares sold. Janus Distributors, each Fund's principal underwriter, retains the sales charge, which it then in turn re-allows to your financial intermediary. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary receives 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.




               SALES CHARGE WAIVERS
               The 1.00% initial sales charge for purchases of Class C Shares will be waived on purchases of Class C Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge. In such cases, although the sales charge is waived, Janus Distributors will still compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased (unless your financial intermediary is receiving 12b-1 fees prior to the 13th month after the initial investment of qualified plan assets in Class C Shares). You should determine if your financial intermediary has agreed to waive the 1.00% initial sales charge for Class C Shares before you purchase Class C Shares.

               The Funds are not intended for excessive trading or market timing. Excessive trading of Shares disrupts portfolio management and drives Fund expenses higher. Each Fund reserves the right to

                                                         Shareholder's guide  33
               reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Funds may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on market timing, see "Excessive Trading" below.

               Although there is no present intention to do so, the Funds may discontinue sales of either class of Shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's Shares are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to authorize investments in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

EXCHANGES

               Contact your financial intermediary or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange Shares of a Fund only for Shares of the same class of another Fund in Janus Adviser Series offered through your financial intermediary or qualified plan.

               - You must meet the minimum investment amount for each Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Funds do not permit frequent trading or market timing. Excessive exchanges of Shares disrupt portfolio management and drive Fund expenses higher. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

 34 Janus Adviser Series

               CLASS C SHARES

               WAIVER OF ADDITIONAL SALES CHARGES
               Class C Shares received through an exchange of Class C Shares of another Fund will not be subject to an initial sales charge or the contingent deferred sales charge ("CDSC") at the time of the exchange. The 1.00% CDSC applicable to redemptions within 18 months of purchase will continue to be measured on the Class C Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions" below.



REDEMPTIONS

               Redemptions, like purchases, may be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

               Shares of any Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds, less the CDSC for Class C Shares if applicable, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.



               The 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless any of the following waivers apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

               CDSC WAIVERS
               The CDSC may be waived:

               - Upon the death or disability of the shareholder or plan
                 participant;

                                                         Shareholder's guide  35

               - For retirement plans held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for retirement plans;

               - Upon the redemption of Class C Shares acquired through
                 reinvestment of Fund dividends or distributions;

               - If the distribution represents the increase in NAV above the total amount of payments for Class C Shares during the past 18 months; or

               - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

               To keep the CDSC as low as possible, we will sell amounts representing Class C Shares in the following order:

               - Amounts representing Class C Shares you purchased with
                 reinvested dividends and distributions.

               - Amounts representing Class C Shares that represent the increase in NAV above the total amount of payments for Class C Shares during the past 18 months.

               - Amounts representing the cost of Class C Shares held beyond 18 months.

               Since Class C Shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you avoid, or at least minimize, the CDSC. Having sold the exempt shares first, if there are any remaining Class C Shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of Class C Shares held for the longest period of time.

EXCESSIVE TRADING

               Frequent trading into and out of a Fund can disrupt portfolio investment strategies and increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Funds are not intended for market timing or excessive trading. The Funds and their agents reserve the right to reject any

 36 Janus Adviser Series
               purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Funds may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Transactions accepted by your financial intermediary in violation of our excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends July 31.

                                                         Shareholder's guide  37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


No financial highlights are presented for the Funds because they did not commence operations until December 31, 2002.




 38 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                                                Glossary of investment terms  39
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).


               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.



               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential

 40 Janus Adviser Series
               market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

                                                Glossary of investment terms  41

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price

 42 Janus Adviser Series
               is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is

                                                Glossary of investment terms  43
               linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until

 44 Janus Adviser Series
               the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that a Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. For "naked" short sales, a Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks

                                                Glossary of investment terms  45
               and bonds, private placements and U.S. government securities may be sold in this manner.

 46 Janus Adviser Series

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                   You can request other information, including a
                   Statement of Additional Information, Annual
                   Report or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker or financial institution. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                               www.janus.com

                               100 Fillmore Street
                               Denver, CO 80206-4928
                               1-800-525-0020

                    Investment Company Act File No. 811-9885

                 December 31, 2002




               Janus Adviser Growth Fund
               Janus Adviser Aggressive Growth Fund
               Janus Adviser Capital Appreciation Fund
               Janus Adviser Core Equity Fund
               Janus Adviser Balanced Fund
               Janus Adviser Growth and Income Fund
               Janus Adviser Strategic Value Fund
               Janus Adviser International Fund
               Janus Adviser Worldwide Fund




                  Janus Adviser International Value Fund
                  (Formerly, Janus Adviser Global
                  Value Fund)
                  Janus Adviser Risk Managed Large Cap
                  Growth Fund
                  Janus Adviser Risk Managed Large Cap
                  Core Fund
                  Janus Adviser Mid Cap Value Fund
                  Janus Adviser Flexible Income Fund


                              JANUS ADVISER SERIES
                                 CLASS I SHARES
                                 CLASS C SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for Class I Shares and Class C Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment manager of each Fund. In addition, a subadviser is responsible for the day to day operations of certain Funds. Janus Adviser International Value Fund was formerly known as Janus Adviser Global Value Fund. The name change was effective December 31, 2002.


     Shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated December 31, 2002, which is incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor or other financial intermediary.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks...........................................    2
                Investment Adviser and Subadvisers..............   41
                Custodian, Transfer Agent and Certain
                Affiliations....................................   54
                Portfolio Transactions and Brokerage............   57
                Trustees and Officers...........................   67
                Shares of the Trust.............................   77
                   Net Asset Value Determination................   77
                   Purchases....................................   78
                   Distribution and Shareholder Servicing
                   Plans........................................   79
                   Redemptions..................................   82
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................   85
                Principal Shareholders..........................   87
                Miscellaneous Information.......................   88
                   Shares of the Trust..........................   88
                   Shareholder Meetings.........................   89
                   Voting Rights................................   89
                   Independent Accountants......................   90
                   Registration Statement.......................   90
                Performance Information.........................   91
                Financial Statements............................  100
                Appendix A......................................  101
                   Explanation of Rating Categories.............  101

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


               Each Fund is a series of Janus Adviser Series (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Each of the nondiversified Funds may at times, however, operate in a diversified manner if market conditions warrant. The nondiversified Funds will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").



               FUNDS MANAGED BY JANUS. Janus Capital is the investment adviser for Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund and Flexible Income Fund. Aggressive Growth Fund, Capital Appreciation Fund, Strategic Value Fund and International Value Fund (formerly Global Value Fund) intend to operate in a nondiversified manner. Growth Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, International Fund, Worldwide Fund and Flexible Income Fund are all diversified funds.



               FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk Managed Large Cap Growth Fund and Risk Managed Large Cap Core Fund ("Risk Managed Funds"). The Risk Managed Funds are both diversified funds.



               FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell & Company ("Perkins") is the investment subadviser for Mid Cap Value Fund. Mid Cap Value Fund is a diversified fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust

               (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.


               (1) With respect to 75% of its total assets, Janus Adviser Growth Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, Janus Adviser Risk Managed Large Cap Growth Fund, Janus Adviser Risk Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Flexible Income Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


               Each Fund may not:

               (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. Government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

               (7) Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in (1) repurchase agreements not entitling the holder to payment of principal and interest within seven days and (2) in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the

               Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund normally will be invested in fixed-income senior securities.

               FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").


               The Risk Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or subadviser believes market, economic or political conditions warrant a temporary defensive position.


Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               An Equity Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

               The Equity Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities


               Within the parameters of its specific investment policies, each Fund may invest up to 10% (without limit for Flexible Income
               Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie

               Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.


               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accord-ingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectus.

Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds


               Within the parameters of its specific investment policies, no Fund intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investors Service, Inc.), except Core Equity Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund will, under normal circumstances, limit its investment in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures

               Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


               The Risk Managed Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchas-ing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the

               OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISERS

--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any 12b-1 fees or other fees paid from the Funds' assets to these financial intermediaries.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not affiliated with Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, includ-ing net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


               Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund (formerly Global Value Fund), have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of
                   % of the average daily net assets of each Fund. Flexible
               Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. [TO BE UPDATED BY AMENDMENT]

               Until at least July 31, 2003 (or until the next annual renewal of the advisory agreements for Strategic Value Fund, International Value Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund), provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I Shares, the distribution and shareholder servicing fee for Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:



                                  Expense Limit
[TO BE UPDATED BY AMENDMENT]       Percentage
Fund Name                              (%)
-----------------------------------------------
Growth Fund                           0.67
Aggressive Growth Fund                0.66
Capital Appreciation Fund             0.68
Core Equity Fund                      1.25
Balanced Fund                         0.67
Growth and Income Fund                1.02
Strategic Value Fund                  1.25
International Fund                    0.74
Worldwide Fund                        0.70
International Value Fund*             1.25
Risk Managed Large Cap Growth
  Fund
Risk Managed Large Cap Core
  Fund
Mid Cap Value Fund
Flexible Income Fund                  0.70



* Formerly, Global Value Fund.

               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last two fiscal periods of each Fund. The information below is for the fiscal periods ended July 31. This information is not available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002. The information presented in the table below reflects the management fees in effect during each of the periods shown.



                                                 2002                           2001
                                       -------------------------    -----------------------------
Fund Name                              Advisory Fees    Waivers     Advisory Fees      Waivers
-------------------------------------------------------------------------------------------------
Growth Fund                             $2,100,137      $ 88,362     $1,606,641      $151,514
Aggressive Growth Fund                  $1,913,107      $ 81,336     $2,285,514      $246,195
Capital Appreciation Fund               $3,329,756      $      0     $1,170,031      $128,296
Core Equity Fund                        $   83,649      $      0     $   25,901      $ 25,901(2)
Balanced Fund                           $4,436,635      $126,459     $2,186,854      $151,758
Growth and Income Fund                  $1,011,282      $      0     $  147,983      $ 78,398
Strategic Value Fund                    $   32,813      $ 32,813(2)  $   32,971      $ 32,971(2)
International Fund                      $3,456,290      $ 51,069     $1,850,941      $205,532
Worldwide Fund                          $6,973,107      $ 64,733     $4,529,513      $303,991
International Value Fund(3)             $   15,766      $ 15,766(2)  $    3,235(1)   $  3,235(1)(2)
Flexible Income Fund                    $  209,295      $ 64,947     $   17,615      $ 17,615(2)


(1) May 1, 2001 (inception) to July 31, 2001.
(2) Fee waiver by Janus Capital exceeded the advisory fee.

(3) Formerly, Global Value Fund.



               Each Fund's Advisory Agreement is dated April 3, 2002 except for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core
               Fund and Mid Cap Value Fund, which are dated           , 2002,
               and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice;
               (ii) terminates automatically in the event of its assignment; and
               (iii) generally,
               may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


               APPROVAL OF INVESTMENT ADVISORY AGREEMENTS



               [TO BE UPDATED UPON APPROVAL OF AGREEMENTS]



               Each Fund's Investment Advisory Agreement on behalf of Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund was approved by vote of the trustees, including the vote of the majority of trustees who are not parties to the Agreements or "interested persons" as defined by the 1940 Act of any parties (the "Independent Trustees") cast in person at a meeting called for such purpose. After the initial term of the Agreements, the continuation of each Investment Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the
               purpose of voting on such approval. In           2002, the
               Trustees held a meeting to decide whether to approve the Investment Advisory Agreements. In preparation for their meeting, the trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital. In addition, the Independent Trustees received advice from counsel to the
               Independent Trustees. At the           2002 meeting, the
               trustees, including a majority of Independent Trustees, approved each Investment Advisory Agreement based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Funds under the Agreements, including Janus Capital's personnel, experience and compliance program and the resources and investment process provided by Janus Capital, (2) the expenses under the Agreements and how those expenses compared to those of other comparable mutual funds, and (3) the profitability of Janus Capital. Based on the Trustees' deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



               [UPDATE]



               [Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.



               Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Management Inc. ("JCMI"). JCMI will be a publicly traded holding company with principal operations in financial asset management businesses. Subsequent to the merger, Janus Capital will be a direct subsidiary of JCMI and JCMI will own 92% of Janus Capital, with the remaining 8% held by certain Janus Capital employees. The transaction is expected to be completed as of December 31, 2002.]



               In approving the existing Advisory Agreements for Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund and Flexible Income Fund, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Thomas H. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.


               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' brokerage transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.


               Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital or the subadviser, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or the subadviser. If, however, a number of accounts managed by Janus

               Capital or the subadviser are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital or the subadviser. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital or the subadviser. In some cases, the allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others cases, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital or the subadviser, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. The IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.


               Janus Capital or the subadviser is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.


               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.


               Each account managed by Janus Capital or its subadviser has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.



               Janus Capital does not permit its portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and certain persons working on a contractual basis for, Janus Capital and certain of its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authoriza-tion will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Funds.


               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading. The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital. INTECH and Perkins are not subject to Janus Capital's Code of Ethics, but have each adopted a Code of Ethics, which complies with rule 17j-1 under the 1940 Act.





SUBADVISERS



               Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund. The Subadvisory Agreements obligate INTECH and Perkins (each a "subadviser," and together the "subadvisers") to: (i) make investment decisions on behalf of their respective Funds,
               (ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the subadviser (in the case of INTECH) or selected by Janus Capital (in the case of Perkins), and (iii) perform certain limited related administrative functions in connection therewith.



               ENHANCED INVESTMENT TECHNOLOGIES, LLC



               Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, serves as subadviser to Risk Managed Large Cap Growth Fund and Risk Managed Large Cap Core Fund. INTECH has been in the investment advisory business since 1987. INTECH serves as investment adviser or subadviser to separately managed accounts.

               As subadviser, INTECH provides day-to-day management of the investment operations of the Risk Managed Funds. As of December 31, 2002, Janus Capital Management Inc. indirectly owns 50.1% of the outstanding voting shares of INTECH.



               PERKINS, WOLF, MCDONNELL & COMPANY



               Perkins, Wolf, McDonnell & Company ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, serves as subadviser to Mid Cap Value Fund. Perkins has been in the investment management business since 1984. As subadviser, Perkins provides day-to-day management of the investment operations of the Mid Cap Value Fund.





               APPROVAL OF SUBADVISORY AGREEMENTS FOR CERTAIN FUNDS



               Under the Subadvisory Agreements between Janus Capital and the subadvisers, the subadvisers are responsible for day-to-day investment management of the Funds. Investments will be acquired, held or disposed of, consistent with the investment objectives and policies established by the Trustees. Each Subadvisory Agreement provides that the subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund it subadvises, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.



               The Funds pay no fees directly to the subadviser. Under each Agreement, the subadviser is compensated by Janus Capital according to the following schedule: [TO BE UPDATED BY AMENDMENT]



          Fund                               Subadviser   Annual Rate
          Risk Managed Large Cap Growth
            Fund                              INTECH
          Risk Managed Large Cap Core Fund    INTECH
          Mid Cap Value Fund                  Perkins



               Each Subadvisory Agreement will continue in effect until
                         , 20  , and thereafter from year to year if such
               continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund. Each Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.



               [TO BE UPDATED UPON APPROVAL OF AGREEMENTS]


               Subadvisory Agreements for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund, Risk Managed Value Fund and Mid Cap Value Fund were approved by vote of the Independent Trustees cast in person at a meeting called for such purpose. After the initial term of the Agreements, the continuation of each Subadvisory Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the
               purpose of voting on such approval. In           2002, the
               Trustees held a meeting to decide whether to approve the Subadvisory Agreements. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital and the subadvisers. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the
                         2002 meeting, the Trustees, including a majority of
               Independent Trustees, approved each Subadvisory Agreement based on their consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the Agreement, including the subadviser's personnel, experience and compliance program and the resources and investment process provided by the subadviser and, the subadviser's performance record for comparably managed accounts, (2) the expenses under the Agreements and how those expenses compared to those of other comparable mutual funds, and (3) the profitability of the subadviser. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder services for the Funds. Janus Services receives an
               administrative services fee at an annual rate of up to     % of
               the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an
               annual rate of up to     % of the average daily net assets of the
               shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services. [TO BE UPDATED BY AMENDMENT]

               For the fiscal period ended July 31, 2002, the total amounts paid by Class I Shares of the Funds to Janus Services (substantially all of which Janus Services paid out to service providers) are summarized below. This information is not available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.



                                                               Administrative
                                                                  Services
Fund Name                                                           Fees
-----------------------------------------------------------------------------
Growth Fund                                                      $  807,745
Aggressive Growth Fund                                           $  735,810
Capital Appreciation Fund                                        $1,280,676
Core Equity Fund                                                 $   32,173
Balanced Fund                                                    $1,706,398
Growth and Income Fund                                           $  388,954
Strategic Value Fund                                             $   12,620
International Fund                                               $1,329,342
Worldwide Fund                                                   $2,681,964
International Value Fund*                                        $    6,064
Flexible Income Fund                                             $   80,498



* Formerly, Global Value Fund.


               Janus Services is not compensated for its services related to Class C Shares, except for out-of-pocket expenses.

               The Funds pay DST Systems, Inc. ("DST"), a minority owned subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the Equity Funds and $3.98 per shareholder account for Flexible Income Fund for the use of DST's shareholder accounting system.

               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

               Financial intermediaries such as retirement plan service providers, brokers, banks, and financial advisers, may be paid fees by Janus Distributors from its assets or from the assets of Janus Capital or other Janus affiliates. These fees are paid to financial intermediaries for providing distribution-related or shareholder services, in addition to fees which are paid by the Funds for these purposes. These payments may be based upon such factors as the number or value of Fund shares that the financial intermediary sells; the value of client assets invested in the Funds; the type and nature of sales or marketing services or shareholder services furnished by the financial intermediary; or may be paid in reimbursement for certain marketing or service-related expenses incurred by the financial intermediaries.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Janus Capital and the subadvisers have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital or a subadviser may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.





               Janus Capital or the subadvisers consider a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include but are not limited to: Janus Capital's or the subadviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital or Perkins may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital or Perkins may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Perkins determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital or Perkins in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Most brokers and dealers used by Janus Capital or Perkins provide research and other services described above. Much of the research provided to Janus Capital or Perkins by broker-dealers would otherwise be available to Janus Capital or Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital or Perkins through broker-dealers. For example, Janus Capital or Perkins has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital or Perkins receives research from broker-dealers, Janus Capital or Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital or Perkins may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital or Perkins with research services and/or products.



               For the fiscal year ended July 31, 2002, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below. This information is not available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.



Fund Name                                                    Commissions    Transactions
----------------------------------------------------------------------------------------
Growth Fund                                                  $  363,585     $282,681,059
Aggressive Growth Fund                                       $  462,335     $262,893,894
Capital Appreciation Fund                                    $  711,015     $669,684,705
Core Equity Fund                                             $   30,143     $ 20,509,693
Balanced Fund                                                $  638,194     $475,772,865
Growth and Income Fund                                       $  277,517     $210,458,365
Strategic Value Fund                                         $   12,136     $  6,465,081
International Fund                                           $  216,071     $134,826,929
Worldwide Fund                                               $1,018,436     $783,876,143
International Value Fund*                                    $    3,382     $  1,581,278



* Formerly, Global Value Fund.

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.


               Janus Capital or Perkins may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital or Perkins determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital or Perkins.



               Janus Capital and the subadvisers do not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. Janus Capital, does however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including the Mid Cap Value Fund.



               INTECH does not consider research services in selecting brokers. For the Risk Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.


               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal period ending on July 31 of each year shown. This information is not available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.



Fund Name                                                         2002          2001
---------------------------------------------------------------------------------------
Growth Fund                                                    $  428,892    $  261,271
Aggressive Growth Fund                                         $  557,244    $  441,435
Capital Appreciation Fund                                      $  760,881    $  215,253
Core Equity Fund                                               $   37,773    $   11,328
Balanced Fund                                                  $  778,849    $  444,607
Growth and Income Fund                                         $  333,157    $   32,823
Strategic Value Fund                                           $   13,873    $   17,132
International Fund                                             $1,491,956    $1,082,750
Worldwide Fund                                                 $2,462,143    $1,826,581
International Value Fund(1)                                    $    6,705    $    2,355(2)
Flexible Income Fund                                           $      762    $        2



(1) Formerly, Global Value Fund.

(2) May 1, 2001 (inception) to July 31, 2001.


               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:


                                 Commission Paid
                               through DSTS for the
                                   Period Ended        Reduction of    % of Total      % of Total
Fund Name                         July 31, 2002         Expenses*      Commissions    Transactions
--------------------------------------------------------------------------------------------------
Growth Fund                          $   760              $  570          0.18%           0.23%
Aggressive Growth Fund               $10,038              $7,531          1.80%           0.70%
Core Equity Fund                     $    25              $   19          0.07%           0.12%
Balanced Fund                        $ 1,359              $1,019          0.17%           0.14%
Growth and Income Fund               $    35              $   26          0.01%           0.01%
Strategic Value Fund                 $    99              $   74          0.72%           0.44%
Worldwide Fund                       $ 5,868              $4,402          0.24%           0.40%

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

                                                          Commission Paid
                                                        through DSTS for the
                                                            Period Ended        Reduction of
Fund Name                                                  July 31, 2001*        Expenses*
--------------------------------------------------------------------------------------------
Growth Fund                                                    $  954              $  715
Aggressive Growth Fund                                         $3,437              $2,578
Capital Appreciation Fund                                      $4,596              $3,448
Core Equity Fund                                               $   14              $   10
Balanced Fund                                                  $  707              $  530
Growth and Income Fund                                         $   70              $   52
Worldwide Fund                                                 $1,823              $1,368

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.


               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Janus Capital owns, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Funds. By virtue of such ownership, E*Trade Group may be considered an affiliate of Janus Capital for 1940 Act purposes. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade is considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal year ended July 31, 2002. The Funds did not execute any transactions through E*Trade during their fiscal years ended July 31, 2000 or July 31, 2001. Funds not listed below did not pay any commissions to E*Trade.


                                                                Commissions paid through
                                                                 E*Trade for the period
Fund Name                                                         ended July 31, 2002
-----------------------------------------------------------------------------------------
Growth Fund                                                              $   69
International Fund                                                       $3,677
Worldwide Fund                                                           $4,844

               For the most recent fiscal year ended July 31, 2002, the table below shows the percentage of each Fund's aggregate brokerage commissions paid to E*Trade and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Funds not listed below did not pay any commissions to E*Trade.

                                                              % of Total     % of Total
Fund Name                                                     Commissions   Transactions
----------------------------------------------------------------------------------------
Growth Fund                                                      0.02%          0.00%
International Fund                                               0.25%          0.00%
Worldwide Fund                                                   0.20%          0.00%

               As of July 31, 2002, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                Value of
                                      Name of                                  Securities
Fund Name                             Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
Growth Fund                           Bank of New York Company, Inc.          $ 8,044,833
                                      Charles Schwab Corp.                      4,120,088
                                      Fifth Third Bancorp                         928,944
                                      Northern Trust Corp.                      3,123,986
Aggressive Growth Fund                Charles Schwab Corp.                      1,419,246
                                      Lehman Brothers Holdings, Inc.            2,885,405
                                      Northern Trust Corp.                      3,104,549
                                      T. Rowe Price Group, Inc.                 1,922,779
Capital Appreciation Fund             Bank of America Corp.                    28,703,727
                                      Citigroup, Inc.                          14,399,426
                                      Goldman Sachs Group, Inc.                23,934,314
                                      Wells Fargo & Co.                        31,887,186
Core Equity Fund                      Bank of America Corp.                       163,258
                                      Citigroup, Inc.                             379,203
                                      J.P. Morgan Chase & Co.                     289,910
                                      Morgan Stanley Co.                          114,796
                                      U.S. Bancorp                                283,717

                                                                                Value of
                                      Name of                                  Securities
Fund Name                             Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
Balanced Fund                         Bank of America                         $ 5,712,018
                                      Charles Schwab Corp.                        488,208
                                      Citigroup, Inc.                          14,095,976
                                      Firstar Bank N.A.                            63,769
                                      General Electric Capital Corp.            9,971,131
                                      J.P. Morgan Chase & Co.                  12,389,071
                                      Morgan Stanley Co.                        2,469,218
                                      Salomon Smith Barney Holdings, Inc.       2,182,944
                                      U.S. Bancorp                              6,940,777
                                      U.S. Bank N.A.                            1,741,887
Growth and Income Fund                Bank of America Corp.                     2,606,467
                                      Charles Schwab Corp.                        916,337
                                      Citigroup, Inc.                           8,199,021
                                      Goldman Sachs Group, Inc.                 2,348,115
                                      J.P. Morgan Chase & Co.                   4,199,645
                                      Lehman Brothers Holdings, Inc.              692,146
                                      Merrill Lynch & Company, Inc.               726,706
                                      T. Rowe Price Group, Inc.                 1,184,184
                                      U.S. Bancorp                              5,941,864
Strategic Value Fund                  Citigroup, Inc.                              34,546
International Fund                    Banco Bilbao Vizcaya Argentaria S.A.      2,421,777
                                      Credit Suisse Group                         529,309
                                      Deutsche Bank A.G.                        1,569,191
                                      Deutsche Boerse A.G.                      5,631,479
                                      HBOS PLC                                  4,344,273
                                      Julius Baer Holding, Ltd.                 6,233,934
                                      MLP A.G.                                    913,428
                                      Schroders PLC                             1,611,743
                                      Standard Chartered PLC                    4,903,542
                                      UBS A.G.                                  3,880,421

                                                                                Value of
                                      Name of                                  Securities
Fund Name                             Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
Worldwide Fund                        Banco Bilbao Vizcaya Argentaria S.A.    $ 8,687,157
                                      Bank of New York Company, Inc.           11,150,805
                                      Barclays PLC                              2,016,569
                                      Citigroup, Inc.                          29,094,944
                                      Credit Suisse Group                       7,699,596
                                      Deutsche Bank A.G.                        3,084,277
                                      Goldman Sachs Group, Inc.                 5,790,188
                                      HBOS PLC                                  4,885,062
                                      Northern Trust Corp.                      4,204,853
                                      Royal Bank of Scotland Group PLC          5,715,338
                                      Societe Generale                          7,285,485
                                      Standard Chartered PLC                    6,327,372
                                      State Street Corp.                        4,058,963
                                      UBS A.G.                                  9,141,418
Flexible Income Fund                  General Electric Capital Corp.              698,631

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 59 series or funds.


               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.


--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    President    4/00-9/02        Formerly, President and Chief   59               N/A
 100 Fillmore Street                                Executive Officer of Janus
 Denver, CO 80206     Chairman     4/00-Present     Capital (2002); President and
 Age 65               and Trustee                   Director (1994-2002) of the
                                                    Janus Foundation; Chairman and
                                                    Director (1978-2002) of Janus
                                                    Capital Corporation and
                                                    Director (1997-2001) of Janus
                                                    Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee      6/02-Present     Executive Vice President and    59               Founding
 100 Fillmore Street                                Chief Operating Officer of The                   Director and
 Denver, CO 80206                                   Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                             private family foundation).                      Solar
                                                    Formerly, Director of                            Development
                                                    Investments (1991-1998) of The                   Foundation;
                                                    John D. and Catherine T.                         Trustee and
                                                    MacArthur Foundation (a                          Vice President,
                                                    private family foundation).                      Asian Cultural
                                                                                                     Council.
--------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee      6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                Officer of The Field Museum of                   Board,
 100 Fillmore Street                                Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                   Senior Vice President (1987-                     Director of
 Age 64                                             1997) of Booz-Allen &                            A.M. Castle &
                                                    Hamilton, Inc. (a management                     Co., Harris
                                                    consulting firm).                                Insight Funds,
                                                                                                     W.W. Grainger,
                                                                                                     Inc.; Trustee
                                                                                                     of WTTW
                                                                                                     (Chicago public
                                                                                                     television
                                                                                                     station), the
                                                                                                     University of
                                                                                                     Chicago and
                                                                                                     Chicago Public
                                                                                                     Education Fund.
--------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee      4/00-Present     Private Investor. Formerly      59               N/A
 100 Fillmore Street                                (1997-1998) Chief Financial
 Denver, CO 80206                                   Officer - Boston Market
 Age 59                                             Concepts, Boston Chicken,
                                                    Inc., Golden, CO (a restaurant
                                                    chain).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
--------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee      4/00-Present     Professor of Business,          59               Director,
 100 Fillmore Street                                University of Colorado,                          Optika, Inc.;
 Denver, CO 80206                                   Colorado Springs, CO.                            Director,
 Age 59                                             Formerly, Distinguished                          NeoCore Corp.
                                                    Visiting Professor of Business
                                                    (2001-2002), Thunderbird
                                                    (American Graduate School of
                                                    International Management),
                                                    Phoenix, AZ; and Principal
                                                    (1988-1999) of Phillips-Smith
                                                    Retail Group, Colorado
                                                    Springs, CO (a venture capital
                                                    firm).
--------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee      4/00-Present     Corporate Vice President and    59               N/A
 100 Fillmore Street                                General Manager of MKS
 Denver, CO 80206                                   Instruments - HPS Products,
 Age 58                                             Boulder, CO (a manufacturer of
                                                    vacuum fittings and valves).
--------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee      4/00-Present     Consultant.                     59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Laurence J.       Executive Vice          4/00-Present   Vice President of Janus Capital.
 Chang**           President and Co-Fund                  Formerly Analyst (1993-1998) for
 100 Fillmore      Manager                                Janus Capital Corporation.
 Street            Janus Adviser
 Denver, CO 80206  Worldwide Fund
 Age 37
----------------------------------------------------------------------------------------------
 Jonathan D.       Executive Vice          2/02-Present   Vice President of Janus Capital.
 Coleman**         President and Fund                     Formerly, Co-Fund Manager (1997-
 100 Fillmore      Manager                                2000) for other Janus accounts and
 Street            Janus Adviser                          Analyst (1994-1997 and 2000-2002)
 Denver, CO 80206  Aggressive Growth Fund                 for Janus Capital Corporation.
 Age 31
----------------------------------------------------------------------------------------------
 David J.          Executive Vice          4/00-Present   Vice President of Janus Capital.
 Corkins**         President and Fund                     Formerly, Analyst (1995-1997) for
 100 Fillmore      Manager                                Janus Capital Corporation.
 Street            Janus Adviser Growth
 Denver, CO 80206  and Income Fund
 Age 35
----------------------------------------------------------------------------------------------
 David C.          Executive Vice          4/00-Present   Vice President of Janus Capital.
 Decker**          President and Fund
 100 Fillmore      Manager
 Street            Janus Adviser
 Denver, CO 80206  Strategic Value Fund
 Age 36
----------------------------------------------------------------------------------------------
 Helen Young       Executive Vice          4/00-Present   Vice President and Managing Director
 Hayes**           President and Co-Fund                  of Investments and Director of Janus
 100 Fillmore      Manager                                Capital. Formerly, Director
 Street            Janus Adviser                          (2000-2002) for Janus Capital
 Denver, CO 80206  Worldwide Fund and                     Corporation.
 Age 40            Janus Adviser
                   International Fund
----------------------------------------------------------------------------------------------
 Brent A. Lynn**   Executive Vice          1/01-Present   Vice President of Janus Capital.
 100 Fillmore      President and Co-Fund                  Formerly, Analyst (1991-2001) for
 Street            Manager                                Janus Capital Corporation.
 Denver, CO 80206  Janus Adviser
 Age 38            International Fund
----------------------------------------------------------------------------------------------
 Karen L. Reidy**  Executive Vice          4/00-Present   Vice President of Janus Capital.
 100 Fillmore      President and Fund                     Formerly, Analyst (1995-1999) for
 Street            Manager                                Janus Capital Corporation.
 Denver, CO 80206  Janus Adviser Balanced
 Age 35            Fund and
                   Janus Adviser Core
                   Equity Fund
----------------------------------------------------------------------------------------------
 Blaine P.         Executive Vice          4/00-Present   Vice President of Janus Capital.
 Rollins**         President and Fund
 100 Fillmore      Manager
 Street            Janus Adviser Growth
 Denver, CO 80206  Fund
 Age 35
----------------------------------------------------------------------------------------------
 Scott W.          Executive Vice          4/00-Present   Vice President of Janus Capital.
 Schoelzel**       President and Fund
 100 Fillmore      Manager
 Street            Janus Adviser Capital
 Denver, CO 80206  Appreciation Fund
 Age 44
----------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Ronald V.         Executive Vice          4/00-Present   Vice President of Janus Capital.
 Speaker**         President and Fund
 100 Fillmore      Manager
 Street            Janus Adviser Flexible
 Denver, CO 80206  Income Fund
 Age 37
----------------------------------------------------------------------------------------------
 Jason P. Yee**    Executive Vice          3/01-Present   Vice President of Janus Capital.
 100 Fillmore      President of                           Formerly, Fund Manager and Managing
 Street            Janus Adviser                          Director (1996-2000) for Bee &
 Denver, CO 80206  International Value                    Associates and Analyst (2000-2001)
 Age 32            Fund                                   for Janus Capital Corporation.
----------------------------------------------------------------------------------------------
 Thomas A.         Vice President and      4/00-Present   Chief Administrative Officer, Vice
 Early**           General Counsel                        President, General Counsel,
 100 Fillmore                                             Secretary and Interim Director of
 Street                                                   Janus Capital; Vice President,
 Denver, CO 80206                                         General Counsel and Director to
 Age 47                                                   Janus International (Asia) Limited
                                                          and Janus International Limited;
                                                          Vice President, General Counsel and
                                                          Secretary to Janus Distributors,
                                                          Janus Services, Janus Capital
                                                          International LLC, Janus
                                                          Institutional Services LLC and the
                                                          Janus Foundation; and Director for
                                                          Janus Capital Trust Manager Limited,
                                                          Janus World Principal Protected
                                                          Funds and Janus World Funds.
                                                          Formerly, Director (2001) of Janus
                                                          Distributors, Inc.; Vice President,
                                                          General Counsel, Secretary and
                                                          Director (2000-2002) of Janus
                                                          International Holding, Inc.; and
                                                          Executive Vice President and General
                                                          Counsel/Mutual Funds (1994-1998) of
                                                          Prudential Insurance Company.
----------------------------------------------------------------------------------------------
 Bonnie M. Howe**  Vice President          4/00-Present   Vice President and Assistant General
 100 Fillmore                                             Counsel to Janus Capital, Janus
 Street                                                   Distributors and Janus Services.
 Denver, CO 80206                                         Formerly, Assistant Vice President
 Age 37                                                   (1997-1999) and Associate Counsel
                                                          (1995-1999) for Janus Capital
                                                          Corporation and Assistant Vice
                                                          President (1998-2000) for Janus
                                                          Service Corporation.
----------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Anita E.          Assistant Treasurer     4/00-10/02     Vice President of Investment
 Falicia**                                                Accounting of Janus Capital.
 100 Fillmore      Treasurer and Chief     10/02-Present  Formerly, Assistant Vice President
 Street            Accounting Officer                     (2000-2002) of Investment Accounting
 Denver, CO 80206                                         of Janus Capital or Janus Capital
 Age 34            Vice President, Chief   10/02-Present  Corporation; Director (1999-2000) of
                   Financial Officer and                  Investment Accounting of Janus
                   Principal Accounting                   Capital Corporation; and Director
                   Officer                                (1997-1999) of Fund Accounting of
                                                          Janus Capital Corporation.
----------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and      4/00-Present   Vice President of Domestic Funds and
 Howes**           Secretary                              Assistant General Counsel to Janus
 100 Fillmore                                             Capital, Janus Distributors and
 Street                                                   Janus Services. Formerly, Assistant
 Denver, CO 80206                                         Vice President (1997-1999) of Janus
 Age 37                                                   Capital Corporation; Chief
                                                          Compliance Officer, Director and
                                                          President (1997-1999) of Janus
                                                          Distributors, Inc.; and Assistant
                                                          Vice President (1998-2000) of Janus
                                                          Service Corporation.
----------------------------------------------------------------------------------------------
 David R.          Vice President          6/02-Present   Vice President and Chief Compliance
 Kowalski**                                               Officer of Janus Capital and Janus
 100 Fillmore                                             Distributors LLC; and Assistant Vice
 Street                                                   President of Janus Services LLC.
 Denver, CO 80206                                         Formerly, Senior Vice President and
 Age 45                                                   Director (1985-2000) of Mutual Fund
                                                          Compliance for Van Kampen Funds.
----------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                              TERM OF
                                              OFFICE* AND
NAME, AGE AND                                 LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS            POSITIONS HELD WITH FUNDS  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Loren M. Starr**  Vice President and Chief   9/01-9/02      Vice President of Finance, Treasurer,
 100 Fillmore      Financial Officer                         Chief Financial Officer and Interim
 Street                                                      Director of Janus Capital; Vice
 Denver, CO 80206  President and Chief        9/02-Present   President of Finance, Treasurer and
 Age 41            Executive Officer                         Chief Financial Officer of Janus
                                                             Services, Janus Distributors, Janus
                                                             Capital International LLC, Janus
                                                             Institutional Services LLC and Janus
                                                             International Limited; and Director
                                                             of Janus Capital Trust Manager
                                                             Limited, Janus World Principal
                                                             Protected Funds and Janus World
                                                             Funds. Formerly, Vice President of
                                                             Finance, Treasurer, Chief Financial
                                                             Officer (2001-2002) and Director
                                                             (2002) for Janus International
                                                             Holding, Inc.; Managing Director,
                                                             Treasurer and Head of Corporate
                                                             Finance and Reporting (1998-2001) for
                                                             Putnam Investments; and Senior Vice
                                                             President of Financial Planning and
                                                             Analysis (1996-1998) for Lehman
                                                             Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J.          Vice President             4/00-Present   Vice President and Assistant General
 Walter**                                                    Counsel to Janus Capital and Janus
 100 Fillmore                                                Services. Formerly, Vice President
 Street                                                      and Senior Legal Counsel (1995-1999)
 Denver, CO 80206                                            for Stein Roe & Farnham, Inc.
 Age 35
--------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:


----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  4
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         5
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    4
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     15
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------

               The table below gives the dollar range of share of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001. As of December 31, 2001, none of the Trustees owned Shares of the Funds described in this SAI.


------------------------------------------------------------------------------------
                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          JANUS FUNDS
------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------
 Thomas H. Bailey         Over $100,000
------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------
 William F. McCalpin*     Over $100,000
------------------------------------------------------------------------------------
 John W. McCarter, Jr.*   None
------------------------------------------------------------------------------------
 Dennis B. Mullen         Over $100,000
------------------------------------------------------------------------------------
 James T. Rothe           Over $100,000
------------------------------------------------------------------------------------
 William D. Stewart       Over $100,000
------------------------------------------------------------------------------------
 Martin H. Waldinger      Over $100,000
------------------------------------------------------------------------------------

* Trustee since June 2002.


               As of December 31, 2001, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or the Janus Funds.


                                                Aggregate Compensation       Aggregate Compensation
                                                  from the Funds for        from the Janus Funds for
                                                   fiscal year ended          calendar year ended
Name of Person, Position                           July 31, 2002(5)           December 31, 2001(2)
-----------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(1)               $    0                      $      0
William F. McCalpin, Trustee(3)                         $  653                      $      0(4)
John W. McCarter, Jr., Trustee(3)                       $  463                      $      0(4)
Dennis B. Mullen, Trustee(3)                            $5,271                      $185,000
James T. Rothe, Trustee(3)                              $4,936                      $185,000
William D. Stewart, Trustee(3)                          $5,034                      $185,000
Martin H. Waldinger, Trustee(3)                         $5,182                      $185,000


(1) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.
(2) As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.
(3) Independent Trustee.
(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees as of June 2002. Therefore, they did not receive any compensation from the Janus Funds during the period shown in the table.

(5) Since Janus Adviser Risk Managed Large Cap Growth Fund, Janus Adviser Risk Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund had not commenced operations as of July 31, 2002, no fees were paid during this fiscal year. The aggregate compensation for these Funds is estimated for the Funds' first full year (August 1, 2003 through July 31, 2004) as follows:
    [TO BE UPDATED BY AMENDMENT]

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION


               As stated in the Funds' Prospectus, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each class of each Fund is not determined on days the NYSE is closed. The per share NAV of Shares of each class of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

               Shares of the Funds can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer both classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

               In order to receive a day's price, your order for either class of Shares must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in the different Funds.

               CLASS I SHARES
               Class I Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Fund or its authorized agent.

               CLASS C SHARES

               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives and accepts your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Trust's distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution plan (the "Class I Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class I Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund. Under the terms of the Class I Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed with respect to Class I Shares by such service providers. The Class I Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund for activities which are primarily intended to result in sales of Class I Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Class I Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the Class I Plan which became effective on that date.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan (the "Class C Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class C Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain other criteria in order to receive these 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, Trustees unanimously approved the Plan which became effective on that date.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, either Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.


               For the fiscal year ended July 31, 2002, the total amounts paid by the Class I Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Class I Plan are summarized below. This information is not available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.



                                                                     12b-1
Fund Name                                                      Distribution Fees
--------------------------------------------------------------------------------
Growth Fund                                                       $  807,745
Aggressive Growth Fund                                            $  735,810
Capital Appreciation Fund                                         $1,280,676
Core Equity Fund                                                  $   32,173
Balanced Fund                                                     $1,706,398
Growth and Income Fund                                            $  388,954
Strategic Value Fund                                              $   12,620
International Fund                                                $1,329,342
Worldwide Fund                                                    $2,681,964
International Value Fund*                                         $    6,064
Flexible Income Fund                                              $   80,498



* Formerly, Global Value Fund


               Janus Distributors also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C Shares. Janus Distributors did not receive any fees under the Class C Plan or as proceeds of contingent deferred sales charges paid by investors in Class C Shares for the fiscal year ended July 31, 2002, because Class C Shares were not available until September 30, 2002.

REDEMPTIONS

               Redemptions, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the

               Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

               CLASS C SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless waived, as discussed in the

               Prospectus. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended July 31, as defined by the Code, are normally declared and payable to shareholders in December. Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund, Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund declare and make annual distributions of income (if any); Balanced Fund and Growth and Income Fund declare and make quarterly distributions of income; and Flexible Income Fund declares dividends daily and makes monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.


               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of that Fund at the NAV determined on the first business day following the record date.


               Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.


               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

               Income dividends or capital gains distributions made by Shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               [TO BE UPDATED BY AMENDMENT.]


CLASS I SHARES


               Officers and Trustees as a group own less than 1% of the
               outstanding Class I Shares of each Fund. As of           , 2002,
               the percentage ownership of each entity owning more than 5% of the outstanding Class I Shares of each Fund is listed below:


                                                                                 PERCENTAGE
  FUND                                SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------------

               This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.


               As of December 31, 2002, all of the outstanding Shares of the Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund were owned by Janus Capital, which provided seed capital for the Funds. To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding
               Class I Shares of each of the Funds as of           , 2002.


CLASS C SHARES

               Officers and Trustees as a group own less than 1% of the outstanding Class C Shares of each Fund. As of September 30, 2002, all of the outstanding Class C Shares of the Funds were owned by Janus Capital, which provided seed capital for the Class C Shares of the Funds.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on March 24, 2000. As of the date of this SAI, the Trust is offering fifteen series of shares, known as "Funds," each of which consists of two classes of shares. Additional series and/or classes may be created from time to time. Class I Shares formerly had no class designation.

               Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Janus Adviser Strategic Value Fund and Janus Adviser International Value Fund do not have predecessor funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively. Janus Adviser Risk Managed Large Cap Growth Fund, Janus Adviser Risk Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund do not have predecessor funds because they commenced operations on December 31, 2002.

                PREDECESSOR FUND
                (EACH A PORTFOLIO OF JANUS ASPEN SERIES)               FUND
                ----------------------------------------               ----
                Growth Portfolio - Retirement Shares                   Janus Adviser Growth Fund
                Aggressive Growth Portfolio - Retirement Shares        Janus Adviser Aggressive Growth Fund
                Capital Appreciation Portfolio - Retirement Shares     Janus Adviser Capital Appreciation Fund
                Equity Income Portfolio - Retirement Shares            Janus Adviser Core Equity Fund
                Balanced Portfolio - Retirement Shares                 Janus Adviser Balanced Fund
                Growth and Income Portfolio - Retirement Shares        Janus Adviser Growth and Income Fund
                International Growth Portfolio - Retirement Shares     Janus Adviser International Fund
                Worldwide Growth Portfolio - Retirement Shares         Janus Adviser Worldwide Fund
                Flexible Income Portfolio - Retirement Shares          Janus Adviser Flexible Income Fund

               SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Funds discussed in this SAI each offer two classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1 + T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula:
               P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

CLASS I SHARES


               Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series ("Predecessor Funds") into the Funds. The following returns reflect the performance of the Retirement Shares of the Predecessor Funds prior to that date. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations. After-tax returns are calculated using distributions for the Funds for the period August 1, 2000 to December 31, 2001; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. No performance information is available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds did not commence operations until December 31, 2002.

               The average annual total return before taxes of the Funds' Class I Shares (computed to include the returns of the Predecessor Funds prior to the reorganization, except for Strategic Value Fund and International Value Fund, which do not have Predecessor Funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively), computed as of July 31, 2002, is shown in the table below.



                                                                           Average Annual Total Return
                                                                                  (Before Taxes)
                                                                                                    Life of
                                                                                                     Fund
                                                         Number                                   (including
                                           Inception    of Months      One       Five      Ten    Predecessor
Fund Name                                   Date(1)    in Lifetime     Year      Years    Years      Fund)
-------------------------------------------------------------------------------------------------------------
Growth Fund - Class I Shares                9/13/93       106.5       (30.51%)    0.25%    N/A        7.77%
Aggressive Growth Fund - Class I
 Shares                                     9/13/93       106.5       (35.79%)   (0.26%)   N/A        7.29%
Capital Appreciation Fund - Class I
 Shares                                      5/1/97          63       (16.86%)    8.24%    N/A       12.99%
Core Equity Fund - Class I Shares            5/1/97          63       (18.21%)    8.20%    N/A       12.73%
Balanced Fund - Class I Shares              9/13/93       106.5        (6.97%)    9.19%    N/A       12.02%
Growth and Income Fund - Class I
 Shares                                      5/1/98          51       (19.61%)      N/A    N/A        5.95%
Strategic Value Fund - Class I Shares        8/1/00          24       (24.66%)      N/A    N/A      (18.23%)
International Fund - Class I Shares          5/2/94          99       (24.10%)    1.65%    N/A        9.27%
Worldwide Fund - Class I Shares             9/13/93       106.5       (25.73%)    1.81%    N/A       11.47%
International Value Fund - Class I
 Shares(2)                                   5/1/01          15        (3.24%)      N/A    N/A       (3.93%)
Flexible Income Fund - Class I Shares       9/13/93       106.5         5.53%     6.08%    N/A        7.50%


(1) Of Predecessor Fund, if applicable.


(2) Formerly, Global Value Fund.

               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of July 31, 2002, is shown in the table below.


                                                                             Average Annual Return
                                                                         (After Taxes on Distributions)
                                                                                                    Life of
                                                                                                     Fund
                                                       Number                                     (including
                                         Inception    of Months      One         Five      Ten    Predecessor
Fund Name                                 Date(1)    in Lifetime     Year        Years    Years      Fund)
-------------------------------------------------------------------------------------------------------------
Growth Fund - Class I Shares              9/13/93       106.5       (30.51%)     (0.54%)   N/A        7.03%
Aggressive Growth Fund - Class I
 Shares                                   9/13/93       106.5       (35.79%)     (1.15%)   N/A        6.59%
Capital Appreciation Fund - Class I
 Shares                                    5/1/97          63       (16.94%)      8.13%    N/A       12.89%
Core Equity Fund - Class I Shares          5/1/97          63       (18.21%)      6.55%    N/A       11.09%
Balanced Fund - Class I Shares            9/13/93       106.5        (7.69%)      7.81%    N/A       10.82%
Growth and Income Fund - Class I
 Shares                                    5/1/98          51       (19.70%)        N/A    N/A        5.72%
Strategic Value Fund - Class I
 Shares                                    8/1/00          24       (24.66%)        N/A    N/A      (18.23%)
International Fund - Class I Shares        5/2/94          99       (24.22%)      1.27%    N/A        8.88%
Worldwide Fund - Class I Shares           9/13/93       106.5       (25.77%)      1.17%    N/A       10.92%
International Value Fund - Class I
 Shares(2)                                 5/1/01          15        (3.29%)        N/A    N/A       (3.97%)
Flexible Income Fund - Class I
 Shares                                   9/13/93       106.5         3.55%       3.94%    N/A        5.25%


(1) Of Predecessor Fund, if applicable.


(2) Formerly, Global Value Fund.

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of July 31, 2002, is shown in the table below.


                                                                              Average Annual Return
                                                                        (After Taxes on Distributions and
                                                                                   Redemptions)
                                                                                                   Life of
                                                                                                    Fund
                                                          Number                                 (including
                                            Inception    of Months      One      Five     Ten    Predecessor
Fund Name                                    Date(1)    in Lifetime     Year     Years   Years      Fund)
------------------------------------------------------------------------------------------------------------
Growth Fund - Class I Shares                 9/13/93       106.5       (18.73%)  0.24%    N/A        6.44%
Aggressive Growth Fund - Class I Shares      9/13/93       106.5       (21.97%)  0.31%    N/A        6.36%
Capital Appreciation Fund - Class I
 Shares                                       5/1/97          63       (10.35%)  6.75%    N/A       10.83%
Core Equity Fund - Class I Shares             5/1/97          63       (11.18%)  6.67%    N/A       10.56%
Balanced Fund - Class I Shares               9/13/93       106.5        (4.27%)  7.05%    N/A        9.70%
Growth and Income Fund - Class I Shares       5/1/98          51       (12.03%)    N/A    N/A        4.77%
Strategic Value Fund - Class I Shares         8/1/00          24       (15.14%)    N/A    N/A      (14.27%)
International Fund - Class I Shares           5/2/94          99       (14.79%)  1.35%    N/A        7.76%
Worldwide Fund - Class I Shares              9/13/93       106.5       (15.79%)  1.52%    N/A        9.77%
International Value Fund - Class I
 Shares(2)                                    5/1/01          15        (1.99%)    N/A    N/A       (3.16%)
Flexible Income Fund - Class I Shares        9/13/93       106.5         3.35%   3.82%    N/A        4.95%


(1) Of Predecessor Fund, if applicable.


(2) Formerly, Global Value Fund.

CLASS C SHARES

               The Funds' Class C Shares commenced operations on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares of the Funds prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).


               The Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series ("Predecessor Funds") into the Funds. The Class I Shares' performance reflects the performance of the Retirement Shares of the Predecessor Funds prior to August 1, 2000. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations. After-tax returns for Class C Shares of the Funds are calculated using distributions for Class I Shares of the Funds for the period August 1, 2000 to July 31, 2002; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class C Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. No performance information is available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds did not commence operations until December 31, 2002.

               The average annual return before taxes assumes that (1) the initial sales load is deducted from the initial $1,000 payment;
               (2) all distributions by a Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Funds' Class C Shares (computed to include the returns of the Predecessor Funds prior to the reorganization, except for Strategic Value Fund and International Value Fund, which do not have Predecessor Funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively), computed as of July 31, 2002, is shown in the table below.



                                                       Average Annual Total Return (Before Taxes)
                                         Number                                     Life of Fund
                           Inception    of Months      One       Five      Ten       (including
Fund Name                   Date(1)    in Lifetime     Year      Years    Years   Predecessor Fund)
---------------------------------------------------------------------------------------------------
Growth Fund                9/13/1993      106.5       (31.89%)   (0.75%)   N/A           7.02%
Aggressive Growth Fund     9/13/1993      106.5       (37.03%)   (1.13%)   N/A           6.54%
Capital Appreciation Fund   5/1/1997         63       (18.32%)    7.52%    N/A          12.28%
Core Equity Fund            5/1/1997         63       (19.73%)    7.31%    N/A          11.81%
Balanced Fund              9/13/1993      106.5        (8.67%)    8.31%    N/A          11.40%
Growth and Income Fund      5/1/1998         51       (20.95%)      N/A    N/A           5.32%
Strategic Value Fund        8/1/2000         24       (26.04%)      N/A    N/A         (19.32%)
International Fund          5/2/1994         99       (25.51%)    0.86%    N/A           9.23%
Worldwide Fund             9/13/1993      106.5       (27.26%)    0.86%    N/A          10.69%
International Value
  Fund(2)                   5/1/2001         15        (5.20%)      N/A    N/A          (5.63%)
Flexible Income Fund       9/13/1993      106.5         3.68%     5.25%    N/A           6.72%


(1) Of Predecessor Fund, if applicable.

(2) Formerly, Global Value Fund.

               Yield quotations for a Fund are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)(6) - 1]
                                      -----
                                       cd

                where a   = dividend and interest income
                      b   = expenses accrued for the period (net of
                            reimbursements)
                      c   = average daily number of shares outstanding
                            during the period that were entitled to
                            receive dividends
                      d   = maximum net asset value (Class I Shares) or
                            maximum offering price (Class C Shares) per
                            share on the last day of the period

               The yield for the 30-day period ended July 31, 2002, for Flexible Income Fund's Class I Shares is 4.10%, and for Flexible Income Fund's Class C Shares is 3.57%. The yield for Class C Shares of Flexible Income Fund is based on Flexible Income Fund's Class I Shares' yield, adjusted for Class C Shares' expenses. Class C Shares of Flexible Income Fund were not available until September 30, 2002. The maximum offering price for Class C Shares includes the initial sales charge for purposes of calculating Flexible Income Fund's Class C Shares' yield. The CDSC is not considered when calculating Flexible Income Fund's Class C Shares' yield.

               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example,
 98
               peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell Mid Cap Growth Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Russell Mid Cap Value Index, the Standard and Poor's 600 Small Cap Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Standard & Poor's/BARRA Growth Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index, the Investment Week 100 Index and the Nasdaq composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Fund, International Fund and International Value Fund may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or the Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE(R)) Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               The following audited financial statements for the Funds' Class I Shares for the period ended July 31, 2002 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2002. No financial statements are available for Class C Shares because Class C Shares had not commenced operations as of July 31, 2002. No financial statements are available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund or Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.


               Schedules of Investments as of July 31, 2002

               Statements of Operations for the period ended July 31, 2002

               Statements of Assets and Liabilities as of July 31, 2002

               Statements of Changes in Net Assets for the periods ended July 31, 2002 and 2001

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants

The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to
                                             the adverse effects of changing
                                             circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                             protection parameters, but adverse
                                             economic conditions or changing
                                             circumstances more likely to lead to a
                                             weakened capacity to pay principal and
                                             interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet
                                             required interest and principal
                                             payments. BB -- lowest degree of
                                             speculation; C -- the highest degree of
                                             speculation. Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk exposure to
                                             adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured.
                                             Interest and principal appear adequate
                                             for the present but certain protective
                                             elements may be lacking or may be
                                             unreliable over any great length of
                                             time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and
                                             principal payments not well safeguarded
                                             during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance
                                             of timely interest and principal
                                             payments or maintenance of other
                                             contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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


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

                                  [JANUS LOGO]
                                         www.janus.com

                                         100 Fillmore Street
                                         Denver, Colorado 80206-4928
                                         1-800-525-0020

                                December 31, 2002



THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.






                             SUBJECT TO COMPLETION
     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 17, 2002





                            Janus Adviser Risk Managed Large Cap Growth Fund Janus Adviser Risk Managed Large Cap Core Fund Janus Adviser Mid Cap Value Fund


                              JANUS ADVISER SERIES
                                 CLASS I SHARES
                                 CLASS C SHARES

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for Class I Shares and Class C Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment manager of each Fund. In addition, a subadviser is responsible for the day to day operations of certain Funds.


     Shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated December 31, 2002, which is incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor or other financial intermediary.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks...........................................    2
                Investment Adviser and Subadvisers..............   40
                Custodian, Transfer Agent and Certain
                Affiliations....................................   49
                Portfolio Transactions and Brokerage............   51
                Trustees and Officers...........................   56
                Shares of the Trust.............................   65
                   Net Asset Value Determination................   65
                   Purchases....................................   66
                   Distribution and Shareholder Servicing
                   Plans........................................   67
                   Redemptions..................................   69
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................   72
                Principal Shareholders..........................   73
                Miscellaneous Information.......................   74
                   Shares of the Trust..........................   74
                   Shareholder Meetings.........................   74
                   Voting Rights................................   75
                   Independent Accountants......................   75
                   Registration Statement.......................   76
                Performance Information.........................   77
                Financial Statements............................   80
                Appendix A......................................   81
                   Explanation of Rating Categories.............   81

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


               Each Fund is a series of Janus Adviser Series (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified.



               FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk Managed Large Cap Growth Fund and Risk Managed Large Cap Core Fund ("Risk Managed Funds"). The Risk Managed Funds are both diversified funds.



               FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell & Company ("Perkins") is the investment subadviser for Mid Cap Value Fund. Mid Cap Value Fund is a diversified fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds.



               Each Fund may not:



               (1) With respect to 75% of its total assets, each Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


               (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. Government securities).


               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

               (7) Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.


               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.


               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in (1) repurchase agreements not entitling the holder to payment of principal and interest within seven days and (2) in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.



INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

               The Risk Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or subadviser believes market, economic or political conditions warrant a temporary defensive position.


Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.


               A Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.


Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


               The Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities


               Within the parameters of its specific investment policies, each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie

               Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.



               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.


               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accord-ingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectus.

Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds


               Within the parameters of its specific investment policies, No Fund intends to invest 20% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.


               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.


               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities.

               U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


               The Risk Managed Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements.

               Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that

               Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options,
               (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange,
               (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISERS

--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any 12b-1 fees or other fees paid from the Funds' assets to these financial intermediaries.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not affiliated with Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, includ-ing net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


               Each Fund has agreed to compensate Janus Capital for its services
               by the monthly payment of a fee at the annual rate of     % of
               the average daily net assets of each Fund.



               Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I Shares, the distribution and shareholder servicing fee for Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:



                                  Expense Limit
 [TO BE UPDATED BY AMENDMENT]      Percentage
          Fund Name                    (%)
-----------------------------------------------
Risk Managed Large Cap Growth
  Fund
Risk Managed Large Cap Core
  Fund
Mid Cap Value Fund



               APPROVAL OF INVESTMENT ADVISORY AGREEMENTS



               [TO BE UPDATED UPON APPROVAL OF AGREEMENTS]



               Each Fund's Investment Advisory Agreement on behalf of Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund was approved by vote of the trustees, including the vote of the majority of trustees who are not parties to the Agreements or "interested persons" as defined by the 1940 Act of any parties (the "Independent Trustees") cast in person at a meeting called for such purpose. After the initial term of the Agreements, the continuation of each Investment Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such
               approval. In           2002, the Trustees held a meeting to
               decide whether to approve the Investment Advisory Agreements. In preparation for their meeting, the trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the
                         2002 meeting, the trustees, including a majority of
               Independent Trustees, approved each Investment Advisory Agreement based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Funds under the Agreements, including Janus Capital's personnel, experience and compliance program and the resources and investment process provided by Janus Capital, (2) the expenses under the Agreements and how those expenses compared to those of other comparable mutual funds, and (3) the profitability of Janus Capital. Based on the Trustees' deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



               [UPDATE]



               [Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.


               Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Management Inc. ("JCMI"). JCMI will be a publicly traded holding company with principal operations in financial asset management businesses. Subsequent to the merger, Janus Capital will be a direct subsidiary of JCMI and JCMI will own 92% of Janus Capital, with the remaining 8% held by certain Janus Capital employees. The transaction is expected to be completed as of December 31, 2002.]



               Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital or the subadviser, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or the subadviser. If, however, a number of accounts managed by Janus Capital or the subadviser are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital or the subadviser. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital or the subadviser. In some cases, the allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others cases, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital or the subadviser, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. The IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.


               Janus Capital or the subadviser is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.


               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


               Each account managed by Janus Capital or its subadviser has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit its portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and certain persons working on a contractual basis for, Janus Capital and certain of its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Funds.



               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading. The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital. INTECH and Perkins are not subject to Janus Capital's Code of Ethics, but have each adopted a Code of Ethics, which complies with rule 17j-1 under the 1940 Act.





SUBADVISERS



               Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund. The Subadvisory Agreements obligate INTECH and Perkins (each a "subadviser," and together the "subadvisers") to: (i) make investment decisions on behalf of their respective Funds,
               (ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the subadviser (in the case of INTECH) or selected by Janus Capital (in the case of Perkins), and (iii) perform certain limited related administrative functions in connection therewith.



               ENHANCED INVESTMENT TECHNOLOGIES, LLC



               Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, serves as subadviser to Risk Managed Large Cap Growth Fund and Risk Managed Large Cap Core Fund. INTECH has been in the investment advisory business since 1987. INTECH serves as investment adviser or subadviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk Managed Funds. As of December 31, 2002, Janus Capital Management Inc. indirectly owns 50.1% of the outstanding voting shares of INTECH.



               PERKINS, WOLF, MCDONNELL & COMPANY



               Perkins, Wolf, McDonnell & Company ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, serves as subadviser to Mid Cap Value Fund. Perkins has been in the investment management business since 1984. As subadviser, Perkins provides day-to-day management of the investment operations of the Mid Cap Value Fund.



               APPROVAL OF SUBADVISORY AGREEMENTS FOR THE FUNDS



               Under the Subadvisory Agreements between Janus Capital and the subadvisers, the subadvisers are responsible for day-to-day investment management of the Funds. Investments will be acquired, held or disposed of, consistent with the investment objectives and policies established by the Trustees. Each Subadvisory Agreement provides that the subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund it subadvises, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.



               The Funds pay no fees directly to the subadviser. Under each Agreement, the subadviser is compensated by Janus Capital according to the following schedule: [TO BE UPDATED BY AMENDMENT]



                Fund                               Subadviser   Annual Rate
                Risk Managed Large Cap Growth
                  Fund                              INTECH
                Risk Managed Large Cap Core Fund    INTECH
                Mid Cap Value Fund                  Perkins



               Each Subadvisory Agreement will continue in effect until
                         , 20  , and thereafter from year to year if such
               continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund. Each Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.



               [TO BE UPDATED UPON APPROVAL OF AGREEMENTS]


               Subadvisory Agreements for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund were approved by vote of the Independent Trustees cast in person at a meeting called for such purpose. After the initial term of the Agreements, the continuation of each Subadvisory Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In
                         2002, the Trustees held a meeting to decide whether to
               approve the Subadvisory Agreements. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital and the subadvisers. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the
                         2002 meeting, the Trustees, including a majority of
               Independent Trustees, approved each Subadvisory Agreement based on their consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the Agreement, including the subadviser's personnel, experience and compliance program and the resources and investment process provided by the subadviser and, the subadviser's performance record for comparably managed accounts, (2) the expenses under the Agreements and how those expenses compared to those of other comparable mutual funds, and (3) the profitability of the subadviser. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder services for the Funds. Janus Services receives an
               administrative services fee at an annual rate of up to     % of
               the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an
               annual rate of up to     % of the average daily net assets of the
               shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services. [TO BE UPDATED BY AMENDMENT]

               The Funds pay DST Systems, Inc. ("DST"), a minority owned subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the Funds.


               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

               Financial intermediaries such as retirement plan service providers, brokers, banks, and financial advisers, may be paid fees by Janus Distributors from its assets or from the assets of Janus Capital or other Janus affiliates. These fees are paid to financial intermediaries for providing distribution-related or shareholder services, in addition to fees which are paid by the Funds for these purposes. These payments may be based upon such factors as the number or value of Fund shares that the financial intermediary sells; the value of client assets invested in the Funds; the type and nature of sales or marketing services or shareholder services furnished by the financial intermediary; or may be paid in reimbursement for certain marketing or service-related expenses incurred by the financial intermediaries.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Janus Capital and the subadvisers have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital or a subadviser may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.



               Janus Capital or the subadvisers consider a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include but are not limited to: Janus Capital's or the subadviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital or Perkins may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital or Perkins may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Perkins determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital or Perkins in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Most brokers and dealers used by Janus Capital or Perkins provide research and other services described above. Much of the research provided to Janus Capital or Perkins by broker-dealers would otherwise be available to Janus Capital or Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital or Perkins through broker-dealers. For example, Janus Capital or Perkins has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital or Perkins receives research from broker-dealers, Janus Capital or Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital or Perkins may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital or Perkins with research services and/or products.



               Janus Capital or Perkins may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital or Perkins determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital or Perkins.



               Janus Capital and the subadvisers do not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. Janus Capital, does however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including the Mid Cap Value Fund.



               INTECH does not consider research services in selecting brokers. For the Risk Managed Funds, regular daily trades are generated by

               INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.


               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms.

               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Janus Capital owns, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Funds. By virtue of such ownership, E*Trade Group may be considered an affiliate of Janus Capital for 1940 Act purposes. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade is considered an affiliated broker of the Funds.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 59 series or funds.


               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.


--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    President    4/00-9/02        Formerly, President and Chief   59               N/A
 100 Fillmore Street                                Executive Officer of Janus
 Denver, CO 80206     Chairman     4/00-Present     Capital (2002); President and
 Age 65               and Trustee                   Director (1994-2002) of the
                                                    Janus Foundation; Chairman and
                                                    Director (1978-2002) of Janus
                                                    Capital Corporation and
                                                    Director (1997-2001) of Janus
                                                    Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee      6/02-Present     Executive Vice President and    59               Founding
 100 Fillmore Street                                Chief Operating Officer of The                   Director and
 Denver, CO 80206                                   Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                             private family foundation).                      Solar
                                                    Formerly, Director of                            Development
                                                    Investments (1991-1998) of The                   Foundation;
                                                    John D. and Catherine T.                         Trustee and
                                                    MacArthur Foundation (a                          Vice President,
                                                    private family foundation).                      Asian Cultural
                                                                                                     Council.
--------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee      6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                Officer of The Field Museum of                   Board,
 100 Fillmore Street                                Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                   Senior Vice President (1987-                     Director of
 Age 64                                             1997) of Booz-Allen &                            A.M. Castle &
                                                    Hamilton, Inc. (a management                     Co., Harris
                                                    consulting firm).                                Insight Funds,
                                                                                                     W.W. Grainger,
                                                                                                     Inc.; Trustee
                                                                                                     of WTTW
                                                                                                     (Chicago public
                                                                                                     television
                                                                                                     station), the
                                                                                                     University of
                                                                                                     Chicago and
                                                                                                     Chicago Public
                                                                                                     Education Fund.
--------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee      4/00-Present     Private Investor. Formerly      59               N/A
 100 Fillmore Street                                (1997-1998) Chief Financial
 Denver, CO 80206                                   Officer - Boston Market
 Age 59                                             Concepts, Boston Chicken,
                                                    Inc., Golden, CO (a restaurant
                                                    chain).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
--------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee      4/00-Present     Professor of Business,          59               Director,
 100 Fillmore Street                                University of Colorado,                          Optika, Inc.;
 Denver, CO 80206                                   Colorado Springs, CO.                            Director,
 Age 59                                             Formerly, Distinguished                          NeoCore Corp.
                                                    Visiting Professor of Business
                                                    (2001-2002), Thunderbird
                                                    (American Graduate School of
                                                    International Management),
                                                    Phoenix, AZ; and Principal
                                                    (1988-1999) of Phillips-Smith
                                                    Retail Group, Colorado
                                                    Springs, CO (a venture capital
                                                    firm).
--------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee      4/00-Present     Corporate Vice President and    59               N/A
 100 Fillmore Street                                General Manager of MKS
 Denver, CO 80206                                   Instruments - HPS Products,
 Age 58                                             Boulder, CO (a manufacturer of
                                                    vacuum fittings and valves).
--------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee      4/00-Present     Consultant.                     59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Thomas A.         Vice President and      4/00-Present   Chief Administrative Officer, Vice
 Early**           General Counsel                        President, General Counsel,
 100 Fillmore                                             Secretary and Interim Director of
 Street                                                   Janus Capital; Vice President,
 Denver, CO 80206                                         General Counsel and Director to
 Age 47                                                   Janus International (Asia) Limited
                                                          and Janus International Limited;
                                                          Vice President, General Counsel and
                                                          Secretary to Janus Distributors,
                                                          Janus Services, Janus Capital
                                                          International LLC, Janus
                                                          Institutional Services LLC and the
                                                          Janus Foundation; and Director for
                                                          Janus Capital Trust Manager Limited,
                                                          Janus World Principal Protected
                                                          Funds and Janus World Funds.
                                                          Formerly, Director (2001) of Janus
                                                          Distributors, Inc.; Vice President,
                                                          General Counsel, Secretary and
                                                          Director (2000-2002) of Janus
                                                          International Holding, Inc.; and
                                                          Executive Vice President and General
                                                          Counsel/Mutual Funds (1994-1998) of
                                                          Prudential Insurance Company.
----------------------------------------------------------------------------------------------
 Bonnie M. Howe**  Vice President          4/00-Present   Vice President and Assistant General
 100 Fillmore                                             Counsel to Janus Capital, Janus
 Street                                                   Distributors and Janus Services.
 Denver, CO 80206                                         Formerly, Assistant Vice President
 Age 37                                                   (1997-1999) and Associate Counsel
                                                          (1995-1999) for Janus Capital
                                                          Corporation and Assistant Vice
                                                          President (1998-2000) for Janus
                                                          Service Corporation.
----------------------------------------------------------------------------------------------
 Anita E.          Assistant Treasurer     4/00-10/02     Vice President of Investment
 Falicia**                                                Accounting of Janus Capital.
 100 Fillmore      Treasurer and Chief     10/02-Present  Formerly, Assistant Vice President
 Street            Accounting Officer                     (2000-2002) of Investment Accounting
 Denver, CO 80206                                         of Janus Capital or Janus Capital
 Age 34            Vice President, Chief   10/02-Present  Corporation; Director (1999-2000) of
                   Financial Officer and                  Investment Accounting of Janus
                   Principal Accounting                   Capital Corporation; and Director
                   Officer                                (1997-1999) of Fund Accounting of
                                                          Janus Capital Corporation.
----------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and      4/00-Present   Vice President of Domestic Funds and
 Howes**           Secretary                              Assistant General Counsel to Janus
 100 Fillmore                                             Capital, Janus Distributors and
 Street                                                   Janus Services. Formerly, Assistant
 Denver, CO 80206                                         Vice President (1997-1999) of Janus
 Age 37                                                   Capital Corporation; Chief
                                                          Compliance Officer, Director and
                                                          President (1997-1999) of Janus
                                                          Distributors, Inc.; and Assistant
                                                          Vice President (1998-2000) of Janus
                                                          Service Corporation.
----------------------------------------------------------------------------------------------
 David R.          Vice President          6/02-Present   Vice President and Chief Compliance
 Kowalski**                                               Officer of Janus Capital and Janus
 100 Fillmore                                             Distributors LLC; and Assistant Vice
 Street                                                   President of Janus Services LLC.
 Denver, CO 80206                                         Formerly, Senior Vice President and
 Age 45                                                   Director (1985-2000) of Mutual Fund
                                                          Compliance for Van Kampen Funds.
----------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Loren M. Starr**  Vice President and      9/01-9/02      Vice President of Finance,
 100 Fillmore      Chief Financial                        Treasurer, Chief Financial Officer
 Street            Officer                                and Interim Director of Janus
 Denver, CO 80206                          9/02-Present   Capital; Vice President of Finance,
 Age 41            President and Chief                    Treasurer and Chief Financial
                   Executive Officer                      Officer of Janus Services, Janus
                                                          Distributors, Janus Capital
                                                          International LLC, Janus
                                                          Institutional Services LLC and Janus
                                                          International Limited; and Director
                                                          of Janus Capital Trust Manager
                                                          Limited, Janus World Principal
                                                          Protected Funds and Janus World
                                                          Funds. Formerly, Vice President of
                                                          Finance, Treasurer, Chief Financial
                                                          Officer (2001-2002) and Director
                                                          (2002) for Janus International
                                                          Holding, Inc.; Managing Director,
                                                          Treasurer and Head of Corporate
                                                          Finance and Reporting (1998-2001)
                                                          for Putnam Investments; and Senior
                                                          Vice President of Financial Planning
                                                          and Analysis (1996-1998) for Lehman
                                                          Brothers, Inc.
----------------------------------------------------------------------------------------------
 Heidi J.          Vice President          4/00-Present   Vice President and Assistant General
 Walter**                                                 Counsel to Janus Capital and Janus
 100 Fillmore                                             Services. Formerly, Vice President
 Street                                                   and Senior Legal Counsel (1995-1999)
 Denver, CO 80206                                         for Stein Roe & Farnham, Inc.
 Age 35
----------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:


----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  4
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         5
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    4
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     15
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------

               The table below gives the dollar range of share of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001. As of December 31, 2001, none of the Trustees owned Shares of the Funds described in this SAI.


------------------------------------------------------------------------------------
                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          JANUS FUNDS
------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------
 Thomas H. Bailey         Over $100,000
------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------
 William F. McCalpin*     Over $100,000
------------------------------------------------------------------------------------
 John W. McCarter, Jr.*   None
------------------------------------------------------------------------------------
 Dennis B. Mullen         Over $100,000
------------------------------------------------------------------------------------
 James T. Rothe           Over $100,000
------------------------------------------------------------------------------------
 William D. Stewart       Over $100,000
------------------------------------------------------------------------------------
 Martin H. Waldinger      Over $100,000
------------------------------------------------------------------------------------

* Trustee since June 2002.


               As of December 31, 2001, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or the Janus Funds.


                                                Aggregate Compensation       Aggregate Compensation
                                                  from the Funds for        from the Janus Funds for
                                                   fiscal year ended          calendar year ended
Name of Person, Position                           July 31, 2002(5)           December 31, 2001(2)
-----------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(1)               $    0
William F. McCalpin, Trustee(3)                         $    0
John W. McCarter, Jr., Trustee(3)                       $    0
Dennis B. Mullen, Trustee(3)                            $    0
James T. Rothe, Trustee(3)                              $    0
William D. Stewart, Trustee(3)                          $    0
Martin H. Waldinger, Trustee(3)                         $    0


(1) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.
(2) As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.
(3) Independent Trustee.
(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees as of June 2002. Therefore, they did not receive any compensation from the Janus Funds during the period shown in the table.

(5) Since Janus Adviser Risk Managed Large Cap Growth Fund, Janus Adviser Risk Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund had not commenced operations as of July 31, 2002, no fees were paid during this fiscal year. The aggregate compensation for these Funds is estimated for the Funds' first full year (August 1, 2003 through July 31, 2004) as follows:
    [TO BE UPDATED BY AMENDMENT]

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION


               As stated in the Funds' Prospectus, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each class of each Fund is not determined on days the NYSE is closed. The per share NAV of Shares of each class of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.


PURCHASES

               Shares of the Funds can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer both classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

               In order to receive a day's price, your order for either class of Shares must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in the different Funds.

               CLASS I SHARES
               Class I Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Fund or its authorized agent.

               CLASS C SHARES

               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives and accepts your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Trust's distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution plan (the "Class I Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class I Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund. Under the terms of the Class I Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed with respect to Class I Shares by such service providers. The Class I Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund for activities which are primarily intended to result in sales of Class I Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Class I Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.


               CLASS C SHARES
               Under a distribution and shareholder servicing plan (the "Class C Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class C Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain other criteria in order to receive these 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of the

               Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.



               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, either Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.



               Janus Distributors also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C Shares.


REDEMPTIONS

               Redemptions, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

               CLASS C SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended July 31, as defined by the Code, are normally declared and payable to shareholders in December. The Funds declare and make annual distributions of income (if any). The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.


               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of that Fund at the NAV determined on the first business day following the record date.


               Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.


               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

               Income dividends or capital gains distributions made by Shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of December 31, 2002, all of the outstanding Shares of the Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund were owned by Janus Capital, which provided seed capital for the Funds.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on March 24, 2000. As of the date of this SAI, the Trust is offering fifteen series of shares, known as "Funds," each of which consists of two classes of shares. Additional series and/or classes may be created from time to time. Class I Shares formerly had no class designation.




SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Funds discussed in this SAI each offer two classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1 + T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula:
               P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

CLASS I SHARES


               No performance information is available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds did not commence operations until December 31, 2002.





CLASS C SHARES



               No performance information is available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds did not commence operations until December 31, 2002.



               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell Mid Cap Growth Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Russell Mid Cap Value Index, the Standard and Poor's 600 Small Cap Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Standard & Poor's/BARRA Growth Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index, the Investment Week 100 Index and the Nasdaq composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

               No financial statements are available for Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund or Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to
                                             the adverse effects of changing
                                             circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                             protection parameters, but adverse
                                             economic conditions or changing
                                             circumstances more likely to lead to a
                                             weakened capacity to pay principal and
                                             interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet
                                             required interest and principal
                                             payments. BB -- lowest degree of
                                             speculation; C -- the highest degree of
                                             speculation. Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk exposure to
                                             adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured.
                                             Interest and principal appear adequate
                                             for the present but certain protective
                                             elements may be lacking or may be
                                             unreliable over any great length of
                                             time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and
                                             principal payments not well safeguarded
                                             during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance
                                             of timely interest and principal
                                             payments or maintenance of other
                                             contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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

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 84

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

                                  [JANUS LOGO]
                                         www.janus.com

                                         100 Fillmore Street
                                         Denver, Colorado 80206-4928
                                         1-800-525-0020

                              JANUS ADVISER SERIES

                           PART C - OTHER INFORMATION

ITEM 23  Exhibits

         Exhibit 1         (a)      Trust Instrument dated March 22, 2000, is
                                    incorporated herein by reference to
                                    Registrant's Registration Statement (Reg.
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (b) Form of Amendment to Trust Instrument is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                           (c) Form of Second Amendment to Trust Instrument dated September 30, 2001 is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                           (d) Third Amendment to Trust Instrument dated June 18, 2002, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (e) Fourth Amendment to Trust Instrument, dated September 18, 2002, is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

                           (f) Fifth Amendment to Trust Instrument, dated October 14, 2002, is filed herein as Exhibit 1(f).

         Exhibit 2         (a)      Bylaws are incorporated herein by reference
                                    to Registrant's Registration Statement (Reg.
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (b) First Amendment to Bylaws, dated September 18, 2002, is incorporated by reference to
                                    Exhibit 2(b) to Post-Effective Amendment No.
                                    6, filed September 26, 2002 (File No.
                                    333-33978).

         Exhibit 3                  Not Applicable

         Exhibit 4         (a)      Form of Investment Advisory Agreement for
                                    Growth Fund is incorporated by reference to Registrant's Registration Statement (Reg.
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (b) Form of Investment Advisory Agreement for Aggressive Growth Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (c) Form of Investment Advisory Agreement for Capital Appreciation Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (d) Form of Investment Advisory Agreement for Balanced Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (e) Form of Investment Advisory Agreement for Equity Income Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (f) Form of Investment Advisory Agreement for Growth and Income Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (g) Form of Investment Advisory Agreement for Strategic Value Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (h) Form of Investment Advisory Agreement for International Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (i) Form of Investment Advisory Agreement for Worldwide Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (j) Form of Investment Advisory Agreement for Flexible Income Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (k) Form of Investment Advisory Agreement for Money Market Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (l) Form of Investment Advisory Agreement for Global Value Fund is incorporated by reference to Exhibit 4(l) to Post- Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                           (m) Form of First Amendment to Investment Advisory Agreement for Core Equity Fund dated September 30, 2001 is incorporated by reference to Exhibit 4(m) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                           (n) Form of Investment Advisory Agreement for Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 4(n) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (o) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated by reference to Exhibit 4(o) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (p) Form of Investment Advisory Agreement for Risk Managed Large Cap Growth Fund to be filed by amendment.

                           (q) Form of Investment Advisory Agreement for Risk Managed Large Cap Core Fund to be filed by amendment.

                           (r) Form of Investment Advisory Agreement for Mid Cap Value Fund to be filed by amendment.

         Exhibit 5         (a)      Form of Distribution Agreement between Janus
                                    Adviser Series and Janus Distributors, Inc.
                                    is incorporated by reference to Registrant's
                                    Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (c) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

         Exhibit 6                  Not Applicable

         Exhibit 7         (a)      Form of Custodian Agreement between Janus
                                    Adviser Series and State Street Bank and
                                    Trust Company is incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment
                                    No. 1, filed on June 12, 2000 (File No.
                                    333-33978).

                           (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A. is incorporated by reference to Exhibit 7(b) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

                           (c) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(c) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                           (d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A. dated December 5, 2000 is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                           (e) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(e) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333- 33978).

                           (f) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(f) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333- 33978).

                           (g) Form of Letter Agreement with State Street Bank and Trust is incorporated by reference to Exhibit 7(g) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                           (h) Form of Letter Agreement with State Street Bank and Trust Company dated September 30, 2001 is incorporated by reference to Exhibit 7(h) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                           (i) Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust is incorporated by reference to
                                    Exhibit 7(i) to Post-Effective Amendment No.
                                    5, filed July 26, 2002 (File No. 333-33978).

                           (j) Form of Letter Agreement with State Street Bank and Trust Company dated December 31, 2002 is filed herein as Exhibit 7(j).

                           (k) Form of Letter Agreement with State Street Bank and Trust Company dated December 31, 2002, is filed herein as Exhibit 7(k).

         Exhibit 8         (a)      Form of Transfer Agency Agreement with Janus
                                    Service Corporation is incorporated by
                                    reference to Registrant's Registration
                                    Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange
                                    Commission on April 4, 2000.

                           (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (d) Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

         Exhibit 9         (a)      Opinion and Consent of Fund Counsel with
                                    respect to shares of the Trust is
                                    incorporated herein by reference to Exhibit
                                    9 to Pre-Effective Amendment No. 1, filed on
                                    June 12, 2000 (File No. 333-33978).

                           (b) Opinion and Consent of Fund Counsel with respect to shares of Global Value Fund is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                           (c) Opinion and Consent of Fund Counsel with respect to Class C Shares of Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                           (d) Opinion and Consent of Fund Counsel with respect to Class I Shares and Class C Shares of Risk Managed Large Cap Growth Fund, Risk Managed Large Cap Core Fund and Mid Cap Value Fund is filed herein as Exhibit 9(d).

         Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

         Exhibit 11                 Not Applicable

         Exhibit 12                 Not Applicable

         Exhibit 13        (a)      Form of Distribution and Shareholder
                                    Servicing Plan is incorporated by reference to Registrant's Registration Statement (Reg.
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

         Exhibit 14        (a)      Code of Ethics is incorporated by reference
                                    to Registrant's Registration Statement (Reg.
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (b) Amended Janus Ethics Rules are incorporated by reference to Exhibit 14(b) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                           (c) Amended Janus Ethics Rules are incorporated by reference to Exhibit 14(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

         Exhibit 15        (a)      Powers of Attorney dated September 25, 2000
                                    are incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 1, filed
                                    December 19, 2000 (File No. 333-33978).

                           (b) Powers of Attorney dated June 18, 2002, are incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

         Exhibit 16 Rule 18f-3 Plan dated June 18, 2002, is incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

         None

ITEM 25. Indemnification

         Article IX of Janus Adviser Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the

Registrant are included under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal
Business Address               Adviser/Affiliated Entity Name             Position with Adviser or Affiliated Entity
------------------             ------------------------------             ------------------------------------------

Robin C. Beery*                Janus Capital Management LLC               Vice President and Chief Marketing Officer
                               The Janus Foundation                       President and Director

James P. Goff*                 Janus Capital Management LLC               Vice President and Director of Research

R. Timothy Hudner*             Janus Capital Management LLC               Vice President and Chief Operations Officer
                               Janus Services LLC                         President

Mark B. Whiston*               Janus Capital Management LLC               Chief Executive Officer and President
                               Janus Distributors LLC                     President
                               Janus Capital International LLC            Co-Chief Executive Officer and President
                               Janus International (Asia) Limited         President and Director
                               Janus International Limited                President, Director and Chairman
                               Janus Institutional Services LLC           President
                               Janus Capital Trust Management Limited     Director
                               Janus World Funds Plc.                     Director
                               Janus World Principal Protected Funds      Director

* Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Name                             Position with Adviser                    Other Business Affiliations
----                             ---------------------                    ---------------------------

Danny R. Carpenter**             Interim Director                         Executive Vice President
                                                                          Stilwell Financial Inc.
                                                                          920 Main Street, 21st Floor
                                                                          Kansas City, MO 64105

Daniel P. Connealy**             Interim Director                         Vice President and Chief Financial Officer
                                                                          Stilwell Financial Inc.
                                                                          920 Main Street, 21st Floor
                                                                          Kansas City, MO 64105

Gwen E. Royle**                  Interim Director                         Vice President and Secretary
                                                                          Stilwell Financial Inc.
                                                                          920 Main Street, 21st Floor
                                                                          Kansas City, MO 64105

** Serving as Interim Director until permanent Board of Directors is selected.

ITEM 27. Principal Underwriters

                  (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series and Janus Investment Fund.

                  (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas
                           A. Early, Bonnie M. Howe, Kelley Abbott Howes, David
                           R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

                          Name                                      Position with Janus Distributors LLC
                          ----                                      ------------------------------------

                          Nigel J. Austin*                          Vice President
                          Matthew R. Luoma*                         Vice President of Taxation
                          Mark B. Whiston*                          President

                           *Mr. Austin, Mr. Luoma and Mr. Whiston do not hold any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

                  (c)      Not Applicable.

ITEM 28. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043.

ITEM 29. Management Services

         The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 17th of October, 2002.

                                    JANUS ADVISER SERIES


                                    By: /s/ Loren M. Starr
                                        ----------------------------------------
                                        Loren M. Starr, President and Chief
                                        Executive Officer


         Janus Adviser Series is organized under a Trust Instrument dated March 22, 2000 under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                          Title                                   Date
---------                                          -----                                   ----

/s/ Loren M. Starr                                 President and Chief Executive Officer   October 17, 2002
---------------------------------------            (Principal Executive Officer)
Loren M. Starr


/s/ Anita E. Falicia                               Vice President, Chief Financial         October 17, 2002
---------------------------------------            Officer and Treasurer
Anita E. Falicia                                   (Principal Financial Officer and
                                                   Principal Accounting Officer)


Thomas H. Bailey*                                  Trustee                                 October 17, 2002
---------------------------------------
Thomas H. Bailey

William F. McCalpin*                               Trustee                                 October 17, 2002
---------------------------------------
William F. McCalpin

John W. McCarter, Jr.*                             Trustee                                 October 17, 2002
---------------------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                                  Trustee                                 October 17, 2002
---------------------------------------
Dennis B. Mullen

James T. Rothe*                                    Trustee                                 October 17, 2002
---------------------------------------
James T. Rothe

William D. Stewart*                                Trustee                                 October 17, 2002
---------------------------------------
William D. Stewart

Martin H. Waldinger*                               Trustee                                 October 17, 2002
---------------------------------------
Martin H. Waldinger


/s/ Thomas A. Early
---------------------------------------
*By      Thomas A. Early
         Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number             Exhibit Title
--------------             -------------

Exhibit 1(f)               Fifth Amendment to Trust Instrument

Exhibit 7(j)               Form of Letter Agreement with State Street Bank and
                           Trust Company

Exhibit 7(k)               Form of Letter Agreement with State Street Bank and
                           Trust Company

Exhibit 9(d)               Opinion and Consent of Fund Counsel with respect to
                           Class I Shares and Class C Shares of Risk Managed
                           Large Cap Growth Fund, Risk Managed Large Cap Core
                           Fund and Mid Cap Value Fund

Exhibit 10                 Consent of PricewaterhouseCoopers LLP